EXHIBIT 10(g)

                            U.S.B. HOLDING CO., INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN
                            (WITH 401(k) PROVISIONS)

                   AMENDED AND RESTATED AS OF JANUARY 1, 2001

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                                   ARTICLE I

                                  DEFINITIONS

Section 1.1  Account...........................................................1
Section 1.2  Actual Deferral Percentage........................................1
Section 1.3  Affiliated Employer...............................................1
Section 1.4  Adjusted Compensation.............................................1
Section 1.5  Basic Contribution Account........................................3
Section 1.6  Board.............................................................3
Section 1.7  Beneficiary.......................................................3
Section 1.8  Break in Service..................................................3
Section 1.9  Change in Control.................................................3
Section 1.10 Code..............................................................3
Section 1.11 Committee.........................................................3
Section 1.12 Computation Period................................................3
Section 1.13 Contribution Percentage...........................................3
Section 1.14 Designated Beneficiary............................................4
Section 1.15 Disability........................................................4
Section 1.16 Domestic Relations Order..........................................4
Section 1.17 Eligible Employee.................................................4
Section 1.18 Eligible Participant..............................................5
Section 1.19 Employee..........................................................5
Section 1.20 Employer..........................................................5
Section 1.21 Employer Basic Contributions......................................5
Section 1.22 Employer Matching Contributions...................................5
Section 1.23 Employer Optional Contributions...................................5
Section 1.24 Employment Commencement Date......................................5
Section 1.25 Entry Date........................................................5
Section 1.26 ERISA.............................................................5
Section 1.27 Fair Market Value.................................................5
Section 1.28 Family Member.....................................................6
Section 1.29 Financed Share....................................................6
Section 1.30 Five Percent Owner................................................6
Section 1.31 Forfeitures.......................................................6
Section 1.32 Former Participant................................................6
Section 1.33 Highly Compensated Employee.......................................6
Section 1.34 Hour of Service...................................................8
Section 1.35 Investment Fund...................................................8
Section 1.36 Loan Repayment Account............................................8
Section 1.37 Loan Repayment Contribution.......................................8
Section 1.38 Matching Contribution Account.....................................9
Section 1.39 Maternity or Paternity Leave......................................9
Section 1.40 Military Service..................................................9
Section 1.41 Named Fiduciary...................................................9
Section 1.40 Officer...........................................................9
Section 1.43 Optional Contribution Account.....................................9
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Section 1.44  Participant......................................................9
Section 1.45  Plan.............................................................9
Section 1.46  Plan Year........................................................9
Section 1.47  Profit Sharing Account...........................................9
Section 1.48  Qualified Domestic Relations Order..............................10
Section 1.49  Qualified Military Service......................................10
Section 1.50  Qualified Participant...........................................10
Section 1.51  Retirement......................................................10
Section 1.52  Retroactive Basic Contribution..................................10
Section 1.53  Retroactive Matching Contribution...............................10
Section 1.54  Retroactive Optional Contribution...............................10
Section 1.55  Retroactive Salary Reduction Contribution.......................10
Section 1.56  Retroactive Voluntary Contribution..............................10
Section 1.57  Rollover Account................................................10
Section 1.58  Rollover Contribution...........................................11
Section 1.59  Salary Reduction Account........................................11
Section 1.60  Salary Reduction Contribution...................................11
Section 1.61  Share...........................................................11
Section 1.62  Share Acquisition Loan..........................................11
Section 1.63  Tappan Zee ESOP Account.........................................11
Section 1.64  Tender Offer....................................................11
Section 1.65  Total Compensation..............................................11
Section 1.66  Trust...........................................................12
Section 1.67  Trust Agreement.................................................12
Section 1.68  Trust Fund......................................................12
Section 1.69  Trustee.........................................................12
Section 1.70  Valuation Date..................................................12
Section 1.71  Vesting Computation Period......................................12
Section 1.72  Voluntary Contribution Account..................................13
Section 1.73  Voluntary Contributions.........................................13
Section 1.74  Year of Vesting Service.........................................13

                                   ARTICLE II

                                  PARTICIPATION

Section 2.1   Eligibility for Participation...................................13
Section 2.2   Commencement of Participation...................................13
Section 2.3   Termination of Participation....................................14
Section 2.4   Re-employment...................................................14
Section 2.5   Adjustments to Service..........................................14

                                  ARTICLE III

                               SPECIAL PROVISIONS

Section 3.1   Military Service................................................14
Section 3.2   Maternity or Paternity Leave....................................15
Section 3.3   Leave of Absence................................................15
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Section 3.4   Family and Medical Leave........................................16

                                   ARTICLE IV

                          CONTRIBUTIONS BY PARTICIPANT

Section 4.1   Salary Reduction Contributions..................................16
Section 4.2   Changes of Personal Contributions...............................16
Section 4.3   Rollover Contributions..........................................16
Section 4.4   Voluntary Contributions.........................................17
Section 4.5   Retroactive Salary Reduction Contributions......................17
Section 4.6   Retroactive Voluntary Contributions.............................18
Section 4.7   Payments to the Trust Fund......................................19

                                    ARTICLE V

                          CONTRIBUTIONS BY THE EMPLOYER

Section 5.1   Employer Matching Contributions.................................19
Section 5.2   Employer Optional Contributions.................................19
Section 5.3   Employer Basic Contributions....................................20
Section 5.4   Retroactive Contributions.......................................20
Section 5.5   Time and Manner of Payment......................................21

                                   ARTICLE VI

                             SHARE ACQUISITION LOANS

Section 6.1   In General......................................................22
Section 6.2   Collateral: Liability for Repayment.............................22
Section 6.3   Loan Repayment Account..........................................23
Section 6.4   Release of Financed Shares......................................23
Section 6.5   Restrictions on Financed Shares.................................24

                                   ARTICLE VII

                           ALLOCATION OF CONTRIBUTIONS

Section 7.1   Allocation of Employer Matching Contributions...................25
Section 7.2   Allocations of Employer Basic Contributions and Released
                 Shares or Other Property.....................................25
Section 7.3   Allocation of Employer Contributions............................25
Section 7.4   Allocation of Retroactive Contribution..........................25
Section 7.5   No Allocation After Termination of Participation................25
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                                  ARTICLE VIII

                           LIMITATIONS ON ALLOCATIONS

Section 8.1   Optional Limitations on Allocations of Contributions............26
Section 8.2   General Limitations on Contributions............................26
Section 8.3   Limitations on Salary Reduction Contributions by
                 Highly Compensated Employees.................................29
Section 8.4   Limitations on Voluntary Contributions and Employer
                 Matching Contributions by Highly Compensated Employees.......32
Section 8.5   Limitations on Contributions Credited to
                 Participants' Salary Reduction Accounts......................35

                                   ARTICLE IX

                                     VESTING

Section 9.1   Vesting.........................................................36
Section 9.2   Vesting on Death, Disability or Retirement......................36
Section 9.3   Forfeitures on Termination of Employment........................36
Section 9.4   Amounts Credited Upon Re-Employment.............................37
Section 9.5   Accelerated Vesting Upon Change in Control......................37

                                    ARTICLE X

                                 THE TRUST FUND

Section 10.1  The Trust Fund..................................................38
Section 10.2  Investments.....................................................39
Section 10.3  Diversification of Investments..................................39
Section 10.4  Self-Direction of Certain Accounts..............................40
Section 10.5  Information Regarding Investment Funds..........................40
Section 10.6  Use of Commingled Trust Funds...................................
Section 10.7  Management and Control of Assets................................

                                   ARTICLE XI

                    VALUATION OF INTERESTS IN THE TRUST FUND

Section 11.1  Valuation of Investment Funds...................................
Section 11.2  Annual Statements...............................................

                                  ARTICLE XII

                                     SHARES

Section 12.1  Specific Allocation of Shares...................................
Section 12.2  Dividends.......................................................
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Section 12.3  Voting Rights...................................................42
Section 12.4  Tender Offers...................................................42

                                  ARTICLE XIII

                              WITHDRAWALS AND LOANS

Section 13.1  Withdrawals During Employment...................................43
Section 13.2  Loans to Participants...........................................45

                                  ARTICLE XIV

                               PAYMENT OF BENEFITS

Section 14.1  In General......................................................48
Section 14.2  Designation of Beneficiaries....................................48
Section 14.3  Distributions to Participants and Former Participants...........49
Section 14.4  Manner of Payment...............................................51
Section 14.5  Put Options.....................................................51
Section 14.6  Right of First Refusal..........................................52
Section 14.7  Minimum Required Distributions .................................53
Section 14.8  Direct Rollover of Eligible Rollover Distributions..............54
Section 14.9  Valuation of Shares Upon Settlement to a Participant............55

                                   ARTICLE XV

                                 ADMINISTRATION

Section 15.1  Named Fiduciaries...............................................55
Section 15.2  Committee Responsibilities......................................56
Section 15.4  Claims Procedure................................................57
Section 15.5  Claims Review Procedure.........................................58
Section 15.6  Allocation of Fiduciary Responsibilities and
                 Employment of Advisors.......................................58
Section 15.7  Other Administrative Provisions.................................58

                                  ARTICLE XVI

                  AMENDMENT, TERMINATION AND TAX QUALIFICATION

Section 16.1  Amendment and Termination by U.S.B. Holding Co., Inc. ..........59
Section 16.2  Amendment or Termination Other Than by U.S.B. Holding Co., Inc..60
Section 16.3  Conformity to Internal Revenue Code.............................60
Section 16.4  Contingent Nature of Contributions..............................60
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                                  ARTICLE XVII

                     SPECIAL RULES FOR TOP HEAVY PLAN YEARS

Section 17.1  In General......................................................61
Section 17.2  Definition of Top Heavy Plan....................................61
Section 17.3  Determination Date..............................................61
Section 17.4  Cumulative Accrued Benefits.....................................62
Section 17.5  Key Employees...................................................62
Section 17.6  Required Aggregation Group......................................63
Section 17.7  Permissible Aggregation Group...................................63
Section 17.8  Special Requirements During Top Heavy Plan Years................63

                                  ARTICLE XVIII

                            MISCELLANEOUS PROVISIONS

Section 18.1  Governing Law...................................................64
Section 18.2  No Right to Continued Employment................................64
Section 18.3  Construction of Language........................................64
Section 18.4  Headings........................................................64
Section 18.5  Merger with Other Plans.........................................65
Section 18.6  Non-alienation of Benefits......................................65
Section 18.7  Procedures Involving Domestic Relations Orders..................65
Section 18.8  Leased Employees................................................66
Section 18.9  Merger with Employee Stock Ownership Plan of Tappan
                 Zee Financial, Inc. and Certain Affiliates...................66
Section 18.10 Status as an Employee, Stock Ownership Plan.....................68
Section 18.11 Effect of Reinstatement.........................................68
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                            U.S.B. HOLDING CO., INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN
                            (WITH 401(k) PROVISIONS)

                                   ARTICLE I

                                  DEFINITIONS

                 The following definitions shall apply for the purposes of the Plan, unless a different meaning is clearly indicated by the context:

                 SECTION 1.1 ACCOUNT means for each Participant, Former Participant and Beneficiary, such of the Matching Contribution Account, Basic Contribution Account, Optional Contribution Account, Salary Reduction Account, Voluntary Contribution Account, Rollover Account, Profit Sharing Account, and Tappan Zee ESOP Account as shall have been established for such person.

                 SECTION 1.2 ACTUAL DEFERRAL PERCENTAGE means, for any group of Eligible Employees, the average of the ratios, computed separately for each Eligible Employee in such group, of (a) the amount for each Plan Year of (i) each Eligible Employee's Salary Reduction Contributions not included in computing his Contribution Percentage, plus (ii) if necessary to comply with the limitations of section 8.3(a) (and for Plan Years beginning after December 31, 1996, subject to such conditions as may be imposed by or under the authority of the Secretary of the Treasury), any Employer Basic Contributions made under section 5.3 not included in computing his Contribution Percentage; to (b) his Total Compensation for such Plan Year. For purposes of this section 1.2, Retroactive Salary Reduction Contributions shall be treated as Salary Reduction Contributions for the Plan Year included in a period of Qualified Military Service for which they are deemed made, and not for the Plan Year during which they are actually made.

                 SECTION 1.3 AFFILIATED EMPLOYER means U.S.B. Holding Co., Inc, and any corporation which is a member of a controlled group of corporations (as defined in section 414(b) of the Code) that includes U.S.B. Holding Co., Inc.; any trade or business (whether or not incorporated) that is under common control (as defined in section 414(c) of the Code) with U.S.B. Holding Co., Inc.; any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in section 414(m) of the Code) that includes U.S.B. Holding Co, Inc.; any leasing organization (as defined in section 414(n) of the Code) to the extent that any of its employees are required pursuant to section 414(n) of the Code to be treated as employees of U.S.B. Holding Co., Inc.; and any other entity that is required to be aggregated with U.S.B. Holding Co., Inc. pursuant to regulations under section 414(o) of the Code.

                 SECTION 1.4 ADJUSTED COMPENSATION means, for any Participant for any period, the compensation taken into account in determining the allocation of Employer Matching Contributions,


                                       1
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Employer Optional Contributions, Forfeitures and Financed Shares among
Participants, and the Salary Deferrals by Participants and consists of the aggregate compensation received by a Participant from the Employer with respect to such period as reported to the Internal Revenue Service as wages for such period pursuant to section 6041 (a) of the Code, with the following adjustments:

                 (a) In determining Adjusted Compensation, a Participant's reported wages shall be increased by the amount by which such Employee's compensation with respect to such period has been reduced pursuant to a compensation reduction agreement under the terms of any of the following plans which may be maintained by the Employer:

                        (i) a qualified cash or deferred arrangement described
                 in section 401 (k) of the Code;

                        (ii) a salary reduction simplified employee pension plan
                 described in section 408(k) of the Code;

                        (iii) a tax deferred annuity plan described in section
                 403(b) of the Code;

                        (iv) a cafeteria plan described in section 125 of the
                 Code; or

                        (v) a salary reduction qualified transportation fringe
                 benefit plan described in section 132(f) of the Code.

                 (b) In determining Adjusted Compensation, a Participant's reported wages shall be reduced by the following amounts to the extent otherwise included:

                        (i) distributions from any qualified or non-qualified
                 plan of deferred compensation;

                        (ii) compensation income attributable to the exercise of
                 nonqualified stock options;

                        (iii) compensation income attributable to the
                 disqualifying disposition of securities acquired upon exercise of an incentive stock option pursuant to section 422 of the Code;

                        (iv) other items that qualify for special tax benefits,
                 such as premiums for group-term life insurance coverage; and

                        (v) fringe benefits and perquisites provided in-kind and
                 cash allowances in lieu thereof (including, but not limited to, company cars, car allowances and related expense allowances or reimbursements).

In no event, however, shall a Participant's Adjusted Compensation for any Plan Year include any compensation in excess of $150,000 (or such other amount as may be permitted under section 401(a)(17) of the Code). If there are less than twelve (12) months in the Plan Year, the $150,000 limitation (as adjusted) shall be prorated by multiplying such limitation by a fraction, the numerator

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of which is the number of months in the Plan Year and the denominator of which is twelve (12). For purposes of applying the foregoing limitations in Plan Years beginning before January 1, 1997 to any person who is a Five Percent Owner or who is one of the ten Highly Compensated Employees with the highest Total Compensation (determined prior to the application of this sentence), any Adjusted Compensation paid to the spouse of such person or to any lineal descendant of such person who has not attained age 19 on or before the last day of such calendar year shall be deemed to have been paid to such person.

                 SECTION 1.5 BASIC CONTRIBUTION ACCOUNT means, for each Participant for whom the Employer has made Employer Basic Contributions, an account established for such Participant to which are credited such Participant's Employer Basic Contributions, together with all earnings and appreciation thereon, and against which are charged any withdrawals that may be permitted and any losses, depreciation or expenses allocable to amounts credited to such account.

                 SECTION 1.6 BOARD means the Board of Directors of U.S.B. Holding Co., Inc. thereafter.

                 SECTION 1.7 BENEFICIARY means the person or persons designated by a Participant or Former Participant or other person entitled to a benefit under the Plan, or otherwise determined to be entitled to a benefit under the Plan. If more than one person is designated, each shall have an equal share unless the person making the designation directed otherwise. The word "person" includes an individual, a trust, an estate or any other person that is permitted to be named as a Beneficiary.

                 SECTION 1.8 BREAK IN SERVICE means, with respect to any Employee, a Computation Period during which the Employee does not complete more than 500 Hours of Service.

                 SECTION 1.9 CHANGE IN CONTROL means an event described in
section 9.5(b).

                 SECTION 1.10 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

                 SECTION 1.11 COMMITTEE means the Administrative Committee described in section 15.2.

                 SECTION 1.12 COMPUTATION PERIOD means a Vesting Computation Period.

                 SECTION 1.13 CONTRIBUTION PERCENTAGE means, for any group of Eligible Employees, the average of the ratios, computed separately for each Eligible Employee in such group, of: (a) the amount for each Plan Year of (i) the Employer Matching Contributions under section 5.1, plus (ii) his Voluntary Contributions, plus (iii) if and to the extent that the Committee so elects (and, for Plan Years beginning after December 31, 1996, subject to such conditions as may be imposed by or under the authority of the Secretary of the Treasury), the Salary Reduction Contributions and Employer Basic Contributions not included in computing his Actual Deferral Percentage; to (b) his Total Compensation for such Plan Year. For purposes of this section 1.13, any Employer Matching Contributions related to Retroactive Salary Reduction Contributions shall be treated as Employer Matching Contributions for the Plan Year included in the period of Qualified Military Service for which they are deemed made and not for the Plan Year in which they are actually made.

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                 SECTION 1.14 DESIGNATED BENEFICIARY means a natural person designated by a Participant or Former Participant as a Beneficiary and shall not include any Beneficiary designated by a person other than a Participant or Former Participant or any Beneficiary other than a natural person. If a natural person is the beneficiary of a trust which a Participant or Former Participant has named as his Beneficiary, such natural person shall be treated as a Designated Beneficiary if: (a) the trust is a valid trust under applicable state law (or would be a valid trust except for die fact that it does not have a corpus); (b) the hug is irrevocable or will, by its terms, become irrevocable upon the death of the Participant or Former Participant; (c) the beneficiaries of the trust who are beneficiaries with respect to the trust's interest as a Beneficiary are identifiable from the terms of the trust instrument; and (d) the following information is furnished to the Committee:

                 (i) by the Participant or Former Participant, if any distributions are required to be made pursuant to section 14.7 prior to the death of the Participant or Former Participant, either (A) a copy of the trust instrument, together with a written undertaking by the Participant or Former Participant to furnish to the Committee a copy of any subsequent amendment within a reasonable time after such amendment is made; or (B)(I) a list of all of the beneficiaries of the trust (including contingent and remainderman beneficiaries with a description of the conditions on their entitlement); (II) a certification of the Participant or Former Participant to the effect that to the best of his knowledge, such list is correct and complete and that the conditions of section 1.14(a), (b) and (c) are satisfied; (III a written undertaking to provide a new certification to the extent that an amendment changes any information previously certified, and (IV) a written undertaking to furnish a copy of the trust instrument to the Committee on demand; and

                 (ii) by the trustee of the trust within nine months after the death of the Participant or Former Participant, if any distributions are required to be made pursuant to section 14.7 after the death of the Participant or Former Participant, either: (A) a copy of the actual trust instrument for the trust; or (B)(I) a final list of all of the beneficiaries of the hug (including contingent and remainderman beneficiaries with a description of the conditions on their entitlement) as of the date of death; (II) a certification of the trustee to the effect that, to the best of his knowledge, such list is correct and complete and that the conditions of section 1.14(a), (b) and (c) are satisfied; and (III) a written undertaking to furnish a copy of the trust instrument to the Committee on demand.

                 SECTION 1.15 DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with the Employer, which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

                 SECTION 1.16 DOMESTIC RELATIONS ORDER means a judgment, decree or order (including the approval of a property settlement) that is made pursuant to a state domestic relations or community property law and relates to the provision of child support, alimony payments, or marital property rights to a spouse, child or other dependent of a Participant or Former Participant.

                 SECTION 1.17 ELIGIBLE EMPLOYEE means an Employee who is eligible for participation in the Plan in accordance with Article II.

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                 SECTION 1.18 ELIGIBLE PARTICIPANT means, for any Plan Year, an
Employee (a) who is a Participant on the last day of such Plan Year and completes 1,000 or more Hours of Service during the Plan Year, or (b) whose employment terminated during the Plan Year due to Retirement, Disability or death and who was a Participant at the time of termination of employment

                 SECTION 1.19 EMPLOYEE means any person, including an officer, who is employed by the Employer as a common law employee.

                 SECTION 1.20 EMPLOYER means U.S.B. Holding Co., Inc., Union State Bank, and any successor thereto and any other Affiliated Employer which, with the prior written approval of the Board of Directors of U.S.B. Holding Co., Inc. and subject to such terms and conditions as may be imposed by the Board of Directors of U.S.B. Holding Co., Inc., shall adopt this Plan.

                 SECTION 1.21 EMPLOYER BASIC CONTRIBUTIONS means contributions made by the Employer pursuant to section 5.3.

                 SECTION 1.22 EMPLOYER MATCHING CONTRIBUTIONS means contributions made by the Employer pursuant to section 5.1.

                 SECTION 1.23 EMPLOYER OPTIONAL CONTRIBUTIONS means contributions made by the Employer pursuant to section 5.2.

                 SECTION 1.24 EMPLOYMENT COMMENCEMENT DATE means the date on which a person first performs an Hour of Service, except that if an Employee separates from service with the Employer, incurs a Break in Service and subsequently returns to service with the Employer, his Employment Commencement Date shall be the date on which he first performs an Hour of Service following the Break in Service.

                 SECTION 1.25 ENTRY DATE means each January 1st and July 1st.

                 SECTION 1.26 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time (including the corresponding provisions of any succeeding law).

                 SECTION 1.27 FAIR MARKET VALUE on any date means:

                 (a) with respect to a Share:

                        (i) the final quoted sale price on the date in question
                 (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which like Shares are listed or admitted to trading; or

                        (ii) if like Shares are not listed or admitted to
                 trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotation System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

                        (iii) if sections 1.27(a)(i) and (ii) are not
                 applicable, the fair market value of a Share as determined by an appraiser independent of the Employer and experienced and expert in the field of corporate appraisal.

                 (b) with respect to property other than Shares, the fair market value determined in the manner determined by the Trustee.

                 SECTION 1.28 FAMILY MEMBER means, with respect to any person, such person's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

                 SECTION 1.29 FINANCED SHARE means: (a) a Share that has been purchased with the proceeds of a Share Acquisition Loan, that has been allocated to the Loan Repayment Account in accordance with section 6.3 and that has not been released in accordance with section 6.4; or (b) a Share that constitutes a dividend paid with respect to a Share described in section 1.29(a), that has been allocated to the Loan Repayment Account in accordance with section 6.3 and that has not been released in accordance with section 6.4.

                 SECTION 1.30 FIVE PERCENT OWNER means, for any Plan Year, a person who, during such Plan Year, owned (or was considered as owning for purposes of section 318 of the Code): (a) more than 5% of the value of all classes of outstanding stock of the Employer; or (b) stock possessing more than 5% of the combined voting power of all classes of outstanding stock of the Employer.

                 SECTION 1.31 FORFEITURES means the amounts forfeited by Participants and Former Participants on termination of employment prior to full vesting, pursuant to section 9.3, less amounts credited because of re-employment, pursuant to section 9.4.

                 SECTION 1.32 FORMER PARTICIPANT means a Participant whose participation in the Plan has terminated pursuant to section 2.3.

                 SECTION 1.33 HIGHLY COMPENSATED EMPLOYEE means, for any Plan Year, an Employee who:

                 (a) for Plan Years beginning before January 1, 1997, any Employee or person employed by an Affiliated Employer who:

                        (i) at any time during such Plan Year or the immediately
                 preceding Plan Year was a Five Percent Owner; or

                        (ii) is a member of the group consisting of the 100
                 Employees and persons employed by any Affiliated Employer who received the greatest Total Compensation for such Plan Year and during such Plan Year:

                               (A) received Total Compensation for such Plan
                        Year in excess of $75,000 (or such higher amount as may be permitted under section 414(q) of the Code); or

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                               (B) received Total Compensation for such Plan
                        Year that was in excess of both (I) $50,000 (or such higher amount as may be permitted under section 414(q) of the Code) and (II) the Total Compensation for such Plan Year of at least 80% of the Employees and persons employed by any Affiliated Employer for such Plan Year; or

                               (C) was an Officer of the Employer or any
                        Affiliated Employer and received Total Compensation for such Plan Year in excess of 50% of the amount in effect under section 415(b)(1)(A) of the Code for such Plan Year; or

                        (iii) during the immediately preceding Plan Year.

                               (A) received Total Compensation for such Plan
                        Year in excess of $75,000 (or such higher amount as may be permitted under section 414(q) of the Code); or

                               (B) received Total Compensation for such Plan
                        Year that was in excess of both (I) $50,000 (or such higher amount as may be permitted under section 414(q) of the Code) and (II) the Total Compensation for such Plan Year of at least 80% of the Employees and persons employed by an Affiliated Employer for such Plan Year; or

                               (C) was an Officer of the Employer or any
                        Affiliated Employer and received Total Compensation for such Plan Year in excess of 50% of the amount in effect under section 415(b)(1)(A) of the Code for such Plan Year; or

                 (b) for Plan Years beginning after December 31, 1996, any Employee or person employed by an Affiliated Employer who:

                        (i) was a Five Percent Owner at any time during such
                 Plan Year or any prior Plan Year; or

                        (ii) received Total Compensation during the immediately
                 preceding Plan Year (A) in excess of $80,000 (or such other amount as may be prescribed by the Secretary of the Treasury pursuant to section 401 (9)(17) of the Code); and (B) if elected by the Committee in such form and manner as the Secretary of the Treasury may prescribe, in excess of the Total Compensation received for such preceding Plan Year by at least 80% of the Employees and persons employed by Affiliated Employers.

The determination of who is a Highly Compensated Employee will be made in accordance with section 414(q) of the Code and the regulations thereunder. In Plan Years beginning before January 1, 1997 for purposes of applying any provisions of the Plan applicable to Highly Compensated Employees, any person who is a Family Member of a Five Percent Owner or one of the ten Highly Compensated Employees with the highest Total Compensation for a Plan Year shall not be treated as a separate person for such Plan Year, and any Total Compensation or Adjusted Compensation paid to such person for such Plan Year, as well as his share of allocations of contributions or Shares under this Plan, shall be attributed to the Five Percent Owner or Highly Compensated Employee and, in such case, the provisions of the Plan shall apply to each person based on the ratio of his Total Compensation or Adjusted Compensation to the sum of the Total Compensation or Adjusted Compensation of all persons treated as one person with him.

                 SECTION 1.34 HOUR OF SERVICE means:

                 (a) each hour for which a person is paid, or entitled to payment, for the performance of duties for the Employer, or any Affiliated Employer,

                 (b) each hour for which such person is paid, or entitled to payments by an Affiliated Employer on account of a period during which no duties are performed due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. Hours under this section 1.34(a) shall be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor's regulations (or any successor regulation), which are incorporated herein by reference; plus

                 (c) each hour for which back pay, irrespective of mitigation of damages is either awarded or agreed to by any Affiliated Employer, provided, however, that such hours have not previously been credited under other provisions of this section 1.34; and provided further, that not more than 501 Hours of Service shall be credited under section 1.34(c) to such person on account of a single continuous period during which such person performs no duties for an Affiliated Employer whether or not such period occurs in a single Plan Year. Hours under this section 1.34(c) shall be credited to the person for the Computation Period or Computation Periods to which the award or agreement pertains, rather than the Computation Period in which the award, agreement or payment is made.

Anything in this section 1.34 to the contrary notwithstanding, no Hours of Service shall be credited for a payment made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation or disability insurance laws, or a payment which solely reimburses any person for medical or medically-related expenses incurred by such person.

                 SECTION 1.35 INVESTMENT FUND means anyone of the three or more funds as maybe established from time to time by the Committee which, together with any and all Shares and other investments held under the Plan, constitute the Trust Fund.

                 SECTION 1.36 LOAN REPAYMENT ACCOUNT means an account established and maintained in accordance with section 6.3.

                 SECTION 1.37 LOAN REPAYMENT CONTRIBUTION means amounts of money contributed to the Plan by the Employer in accordance with section 5.2 and designated as a Loan Repayment Contribution.

                 SECTION 1.38 MATCHING CONTRIBUTION ACCOUNT means for each Participant for whom the Employer has made Employer Matching Contributions, an account established for such Participant to which are credited such Participant's Employer Matching Contributions, together with all earnings and appreciation thereon, and against which are charged any withdrawals that may be permitted and any losses, depreciation or expenses allocable to amounts credited to such account.

                 SECTION 1.39 MATERNITY OR PATERNITY LEAVE means a person's absence from work for the Employer and all Affiliated Employers: (a) by reason of the pregnancy of such person; (b) by reason of the birth of a child of such person; (c) by reason of the placement of a child with the person in connection with the adoption of such child by such person; or (d) for purposes of caring for a child of such person immediately following the birth of the child or the placement of the child with such person.

                 SECTION 1.40 MILITARY SERVICE means service in the armed forces of the United States, including but not limited to Qualified Military Service. It may also include, if and to the extent that the Board so provides and if all Participants and Former Participants in like circumstances are similarly treated, special service for the government of the United States and other public service.

                 SECTION 1.41 NAMED FIDUCIARY means any person, committee, corporation or organization as described in section 14.1.

                 SECTION 1.42 OFFICER means an employee who is an administrative executive in regular and continued service with the Employer or any Affiliated Employer; provided, however, that at no time shall more than the lesser of (a) 50 employees or (b) the greater of: (i) 3 employees or (ii) 10% of all employees be treated as Officers. The determination of whether an employee is to be considered an Officer shall be made in accordance with section 416(i) of the Code.

                 SECTION 1.43 OPTIONAL CONTRIBUTION ACCOUNT means for each Participant for whom the Employer has made Employer Optional Contributions, an account established for such Participant to which are credited such Participant's Employer Optional Contributions, together with all earnings and appreciation thereon, and against which are charged any withdrawals that may be permitted and any losses, depreciation or expenses allocable to amounts credited to such account.

                 SECTION 1.44 PARTICIPANT means any person who has satisfied the eligibility requirements set forth in section 2.1, who has become a Participant in accordance with section 2.2, and whose participation has not terminated under section 2.3.

                 SECTION 1.45 PLAN means the U.S.B. Holding Co., Inc. Employee Stock Ownership Plan (with 401 (k) Provisions) as amended from time to time. The Plan may be referred to as the "U.S.B. Holding Co., Inc. KSOP."

                 SECTION 1.46 PLAN YEAR means the calendar year.

                 SECTION 1.47 PROFIT SHARING ACCOUNT means, for each person with an undistributed balance to his credit under the Profit Sharing Plan of U.S.B. Holding Co., Inc. as of December 31, 1993, an account established for such person as of January 1, 1994, to which is credited such balance, together with all earnings and appreciation thereon, and against which are charged any withdrawals that may be permitted and any losses, depreciation or expenses allocable to amounts credited to such account.

                 SECTION 1.48 QUALIFIED DOMESTIC RELATIONS ORDER means a Domestic Relations Order that: (a) clearly specifies (i) the name and last known mailing address of the Participant or Former Participant and of each person given rights under such Domestic Relations Order, (ii) the amount or percentages of the Participant's or Former Participant's benefits under this Plan to be paid to each person covered by such Domestic Relations Order, (iii) the number of payments or the period to which such Domestic Relations Order applies, and (iv) the name of this Plan; and (b) does not require the payment of a benefit in a form or amount that is (i) not otherwise provided for under the Plan, or (ii) inconsistent with a previous Qualified Domestic Relations Order.

                 SECTION 1.49 QUALIFIED MILITARY SERVICE means with respect to any person on any date, any service in the uniformed services of the United States (as defined in chapter 43 of Title 38 of the United States Code) completed prior to such date, but only if, on such date, such person is entitled to re-employment rights with respect to the Employer or any Affiliated Employer on account of such service.

                 SECTION 1.50 QUALIFIED PARTICIPANT means a Participant who has attained age 55 and who has been a Participant in the Plan for at least 10 years.

                 SECTION 1.51 RETIREMENT means: (a) any termination of employment with the Employer (a) at or after attainment of age 65 and the fifth anniversary of initial Plan participation or (b) at or after attainment of age 55 and completion of seven or more Years of Vesting Service.

                 SECTION 1.52 RETROACTIVE BASIC CONTRIBUTION means an Employer Basic Contribution made on a retroactive basis in respect of a period of Qualified Military Service in accordance with section 5.4.

                 SECTION 1.53 RETROACTIVE MATCHING CONTRIBUTION means an Employer Matching Contribution made on a retroactive basis in respect of a period of Qualified Military Service in accordance with section 5.4.

                 SECTION 1.54 RETROACTIVE OPTIONAL CONTRIBUTION means an Employer Optional Contribution made on a retroactive basis in respect of a period of Qualified Military Service in accordance with section 5.4.

                 SECTION 1.55 RETROACTIVE SALARY REDUCTION CONTRIBUTION means a Salary Reduction Contribution made on a retroactive basis in respect of a period of Qualified Military Service in accordance with section 4.5.

                 SECTION 1.56 RETROACTIVE VOLUNTARY CONTRIBUTION means a Voluntary Contribution made on a retroactive basis in respect of a period of Qualified Military Service in accordance with section 4.6.

                 SECTION 1.57 ROLLOVER ACCOUNT means an account established for each Employee making a Rollover Contribution to which are credited all Rollover Contributions made by such Employee and all earnings or appreciation thereon, and against which are charged any withdrawals that may be permitted and any losses, depreciation or expenses allocable to amounts credited to such account.

                 SECTION 1.58 ROLLOVER CONTRIBUTION means a contribution to an Employee's Rollover Account in the Plan of amounts of money or property received by an Employee from another qualified plan or individual retirement account or annuity that may be rolled over into this Plan under the Code without adversely affecting the qualification of this Plan.

                 SECTION 1.59 SALARY REDUCTION ACCOUNT means an account established for each Participant for whom Salary Reduction Contributions are made, to which are credited such Participant's Salary Reduction Contributions, together with all earnings and appreciation thereon, and against which are charged withdrawals that may be permitted and any losses, depreciation or expenses allocable to amounts credited to such account.

                 SECTION 1.60 SALARY REDUCTION CONTRIBUTION means, for each Participant, amounts contributed to the Plan for such Participant on a pre-tax salary reduction basis pursuant to section 401 (k) of the Code.

                 SECTION 1.61 SHARE means a share of any class of stock issued by the Employer or any Affiliated Employer; provided that such share is a "qualifying employer security" within the meaning section 409(1) of the Code and section 407(d)(5) of ERISA.

                 SECTION 1.62 SHARE ACQUISITION LOAN means a loan obtained by the Trustee in accordance with Article VI.

                 SECTION 1.63 TAPPAN ZEE ESOP ACCOUNT means, for each person with an undistributed balance to his credit under the Employee Stock Ownership Plan of Tappan Zee Financial, Inc. and Certain Affiliates as of September 30, 1999, an account established for such person as of September 30, 1999 to which are credited such balance, together with all earnings and appreciation thereon, and against which are charged any withdrawals that may be permitted and any losses, depreciation or expenses allocable to amounts credited to such account.

                 SECTION 1.64 TENDER OFFER means a tender offer made to holders of any one or more classes of Shares generally, or any other offer, made to holders of any one or more classes of Shares generally, to purchase, exchange, redeem or otherwise transfer Shares, whether for cash or other consideration.

                 SECTION 1.65 TOTAL COMPENSATION during any period means the total compensation paid to such person during such period by the Employer and all Affiliated Employers which is required to be reported to such person on a written statement under section 6041(d), 6051(a)(3) and 6052 of the Code. In addition:

                 (a) for purposes of applying the provisions of section 6.1 to Limitation Years beginning on or after December 31, 1997 and for purposes of identifying those persons who are Highly Compensated Employees, each person's Total Compensation shall include; and

                 (b) for purposes of computing the Actual Deferral Percentages and Contribution Percentages of groups of Employees, each person's Total Compensation, in the Committee's discretion, may include:

any Salary Reduction Contributions under this Plan, any elective deferrals (within the meaning of section 402(g) of the Code) under any qualified cash or deferred arrangement described in section 401(k) of the Code and maintained by the Employer or any Affiliated Employer, any tax-deferred annuity described in section 403(b) of the Code and maintained by the Employer or any Affiliated Employer, any salary reduction simplified employee pension plan described in section 408(k) of the Code and maintained by the Employer or any Affiliated Employer, any salary reduction contributions under any cafeteria plan described in section 125 of the Code and maintained by the Employer or any Affiliated Employer, and any salary reduction qualified transportation fringe benefits plan described in section 132(f) of the Code and maintained by the Employer or any Affiliated Employer. In no event shall a person's Total Compensation for any Plan Year include any compensation in excess of $150,000 (or such other amount as may be permitted under section 401(a)(17) of the Code). If there are less than twelve (12) months in the Plan Year, the $150,000 limitation (as adjusted) shall be prorated by multiplying such limitation by a fraction, the numerator of which is the number of months in the Plan Year and the denominator of which is twelve (12). For purposes of applying the foregoing limitation in any Plan Year beginning prior to January 1, 1997 to any person who is a Five Percent Owner or who is one of the 10 Highly Compensated Employees with the highest Total Compensation (determined prior to the application of this sentence), any Total Compensation paid to the spouse of such person or to any lineal descendant of such person who has not attained age 19 on or before the last day of such calendar year shall be deemed to have been paid to such person.

                 SECTION 1.66 TRUST means the legal relationship created by the Trust Agreement pursuant to which the Trustee holds the Trust Fund in trust. The Trust may be referred to as the "U.S.B. Holding Co., Inc. KSOP Trust."

                 SECTION 1.67 TRUST AGREEMENT means the agreement between U.S.B. Holding Company, Inc. and the Trustee therein named or its successors pursuant to which the Trust Fund shall be held in trust.

                 SECTION 1.68 TRUST FUND means the corpus (consisting of contributions paid over to the Trustee, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Trustee under the Trust Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan-

                 SECTION 1.69 TRUSTEE means the Trustee of the Trust Fund from time to time in office. The Trustee shall serve as Trustee until it is removed or resigns from office and is replaced by a successor Trustee appointed in accordance with the terms of the Trust Agreement.

                 SECTION 1.70 VALUATION DATE means the last business day of March, June, September and December and such additional dates as the Committee may specify.

                 SECTION 1.71 VESTING COMPUTATION PERIOD means, with respect to an Employee (a) the 12-month period beginning on the Employee's Employment Commencement Date and (b) each Plan Year beginning after the Employees' Employment Commencement Date.

                 SECTION 1.72 VOLUNTARY CONTRIBUTION ACCOUNT means, for each Participant who makes Voluntary Contributions to the Plan, an account established for such Participant to which are credited such Participant's Voluntary Contributions, together with all earnings and appreciation thereon, and against which are charged any withdrawals that may be permitted and any losses, depreciation or expenses allocable to amounts credited to such account.

                 SECTION 1.73 VOLUNTARY CONTRIBUTIONS means for each Participant amounts contributed to the Plan on an after-tax basis in accordance with section 4.4.

                 SECTION 1.74 YEAR OF VESTING SERVICE with respect to an Employee means a Vesting Computation Period during which the Employee is credited with 1,000 or more Hours of Service.

                                   ARTICLE II

                                 PARTICIPATION

                 SECTION 2.1 ELIGIBILITY FOR PARTICIPATION.

                 (a) Only Eligible Employees may be or become Participants in the Plan. An Employee shall be an Eligible Employee if (i) he is a common-law employee of an Employer, and (ii) he has attained age 18; and (iii) he is not excluded under section 2.1(b).

                 (b) An Employee is not an Eligible Employee if he:

                 (i) is an Employee who has waived any claim to participation in the Plan; or

                 (ii) is an Employee or in a unit of Employees covered by a collective bargaining agreement with the Employer where retirement benefits were the subject of good faith bargaining, unless such agreement expressly provides that Employees such as he be covered under the Plan; or

                 (iii) is a "leased employee" as defined in section 18.8(a); or

                 (iv) is classified by the Employer as an independent contractor, regardless of whether he is required to be treated as a common law employee under applicable law.

                 SECTION 2.2 COMMENCEMENT OF PARTICIPATION.

                 Every Employee who is a Participant on the date of adoption of the amended and restated Plan shall continue as a Participant thereafter until his participation terminated in accordance with section 2.3. Between such date of adoption and December 31, 2001, other Employees shall become Participants upon satisfying the eligibility requirements (for purposes of Employer Optional Contributions) and on the first Entry Date after satisfying the eligibility requirements (for all other purposes). After December 31, 2001, other Employees shall become Participants on the first Entry Date after satisfying the eligibility requirements.

                 SECTION 2.3 TERMINATION OF PARTICIPATION.

                 Participation in the Plan shall cease, and a Participant shall become a Former Participant, upon: (a) termination of employment with the Employer for any reason, including resignation, discharge, death, Disability or Retirement (b) failure to return to work upon the expiration of a leave of absence granted by the Employer pursuant to section 3.3; or (c) becoming an Employee who is excluded under section 2.1(b).

                 SECTION 2.4 RE-EMPLOYMENT.

                 A person whose participation in the Plan has terminated due to termination of employment or becoming an Employer who is excluded from participation, shall again become a Participant on the earliest subsequent date on which such person is an Eligible Employee.

                 SECTION 2.5 ADJUSTMENTS TO SERVICE.

                 If a Participant or Former Participant whose employment has terminated is reemployed after a Break in Service, then:

                 (a) Years of Vesting Service completed prior to termination of employment shall not be recognized for purposes of eligibility and vesting, respectively, after reemployment until one Year of Vesting Service has been completed following re-employment; and

                 (b) Years of Vesting Service after re-employment shall be computed using the date of re-employment as the Employment Commencement Date; and

                 (c) Years of Vesting Service completed prior to re-employment shall not be recognized for purposes of vesting made after re-employment unless (A) the Participant was fully or partially vested in such contributions prior to termination of employment or (B) the number of consecutive Breaks in Service between his termination of employment and re-employment is greater than or equal to the greater of 5 or the number of Years of Vesting Service completed prior to termination of employment; and

                 (d) Years of Vesting Service completed after re-employment shall be recognized for purposes of additional vesting in employer contributions made prior to termination of employment only if re-employment occurs prior to the occurrence of five consecutive Breaks in Service.

                                  ARTICLE III

                               SPECIAL PROVISIONS

                 SECTION 3.1 MILITARY SERVICE.

                 In the case of a termination of employment of any Employee to enter directly into Military Service, the entire period of his absence shall be treated, for purposes of vesting and eligibility for participation (but not, except as required by law or in the case of Military Leave that is also an approved leave of absence under section 3.2, for purposes of eligibility to share in allocations of contributions in accordance with Article
VII), as if he had worked for the Employer during the period of his absence. In the event of the re-employment of such person by the Employer within a period of not more than six months:

                 (a) after he becomes entitled to release or discharge, if he has entered into the uniformed services of the United States;

                 (b) release from hospitalization continuing after discharge from the uniformed services of the United States for a period of not more than two years; or

                 (c) after such service terminates, if he has entered into other service defined as Military Service;

such period, also, shall be deemed to be Military Service.

                 SECTION 3.2 MATERNITY OR PATERNITY LEAVE.

                 In the event of an Employee's absence from work in the service of the Employer and all Affiliated Employers for a period that commences on or after January 1, 1985 for which the Employee is not paid or entitled to payment by the Employer and that constitutes Maternity or Paternity Leave, then solely for purposes of determining whether a Break in Service has occurred, the Employee shall be credited for the period of absence with the number of Hours of Service equal to the lesser of

                 (a) (i) the number of Hours of Service that would have been credited to the Employee if he had continued working for the Employer during the period of such absence, or (ii) if the number of Hours of Service prescribed under section 2.2(a)(i) cannot be determined, 8 Hours of Service for each working day during the period of absence, or

                 (b) 501 Hours of Service.

Such credit shall be given during the Computation Period in which such absence began, if necessary to prevent a Break in Service from occurring during such Computation Period, and in all other cases, such credit shall be given during the immediately following Computation Period. This section 2.2 shall not apply unless the Employee furnishes to the Committee such information as the Committee may reasonably require in order to establish that the Employees absence is one described herein and the number of working days during such absence.

                 SECTION 3.3 LEAVE OF ABSENCE.

                 In the event of temporary absence from work in the service of the Employer and all Affiliated Employers for any period of two years or less for which a Participant shall have been granted a leave of absence by the Employer, the entire period of his absence shall be treated for purposes of vesting and eligibility for participation (but not for purposes of eligibility to share in the allocation of contributions in accordance with Article VII), as if he had worked for the Employer during the period of his absence. Absence from work for a period greater than, or failure to return to work upon the expiration of, the period of leave of absence granted by the Employer shall terminate participation in the Plan as of the date on which such period ended. In granting leaves of absence for purposes of the Plan, all Employees in like circumstances shall be similarly treated.

                 SECTION 3.4 FAMILY AND MEDICAL LEAVE

                 Periods of absence recognized as family or medical leave under the federal Family and Medical Leave Act of 1993 shall be treated in the manner required by such law and the regulations promulgated thereunder.

                                   ARTICLE IV

                         CONTRIBUTIONS BY PARTICIPANTS

                 SECTION 4.1 SALARY REDUCTION CONTRIBUTIONS

                 Subject to the limitations of Articles VI and XV, upon enrollment, a Participant may elect to make Salary Reduction Contributions of 1% to 15% (integral multiples of 1%) of his Payroll Deduction Compensation.
Salary Reduction Contributions shall be made by payroll deductions authorized by the Participant in such form and manner as may be prescribed by the Committee, the first such Salary Reduction Contributions to be withheld for the payroll period in which participation commences. A Participant's Salary Reduction Contributions shall be credited to his Salary Reduction Account.

                 SECTION 4.2 CHANGES OF PERSONAL CONTRIBUTIONS.

                 A Participant making Salary Reduction Contributions may elect to discontinue such Salary Reduction Contributions at any time by written notice in such form as may be prescribed by the Committee, delivered to the Committee during such notice period as the Committee may specify. A Participant (including a Participant who is not currently making Salary Reduction Contributions) may, subject to the limitations of section 4.1, elect to increase or decrease the rate of Salary Reduction Contributions by notice given, in such form and manner as the Committee may prescribe, at least thirty (30) days in advance of any Entry Date; and such election shall take effect with the first payroll period to end on or after Such Entry date.

                 SECTION 4.3 ROLLOVER CONTRIBUTIONS.

                 (a) Subject to such terms and conditions as may be established from time to time by the Committee, an Employee (other than a "leased employee" as defined in section 15.7(a)), whether or not he is a Participant, may contribute a Rollover Contribution to the Trust Fund by delivery of such contribution to the Trustee (or to the Committee for remittance to the Trustee); provided, however. that such Employee shall submit evidence, in form and substance satisfactory to the Committee, that the contribution qualifies as a Rollover Contribution. In the absence of actual facts to the contrary, the Committee shall be entitled accept as evidence and to rely conclusively upon:

                 (i) in the case of a direct rollover (within the meaning of section 401(a)(31) of the Code), a letter signed by the administrator of the plan from which the direct rollover is received stating that either (A) such plan has received a determination letter from the Commissioner of Internal Revenue stating that such plan is qualified and that the administrator is not aware of any reason why reliance on such determination letter would be unreasonable, or (B) the plan satisfies the requirements of section 401 of the Code, or (C) the plan is intended to satisfy the requirements of section 401 of the Code and that such administrator is not aware of any plan provision or operation that would result in disqualification of the plan; and

                 (ii) in all other cases: (A) a letter signed by the administrator of the plan from which the eligible rollover distribution was made stating that either (I) such plan has received a determination letter from the Commissioner of Internal Revenue stating that such plan is qualified and that the administrator is not aware of any reason why reliance on such determination letter would be unreasonable, or (II) the plan satisfies the requirements of section 401 of the Code, or
         (III) the plan is intended to satisfy the requirements of section 401 of the Code and that such Committee is not aware of any plan provision or operation that would result in disqualification of the plan; and (B) a copy of the distribution statement which accompanied the distribution from such plan showing that such distribution was made by such plan and was made not more than sixty (60) days prior to the date of the Rollover Contribution and stating that such distribution (or specified portion thereof) is an eligible rollover distribution or reflecting die withholding of federal income tax at the rate applicable to eligible rollover distributions; provided, however, that the amount of the Rollover Contribution shall not exceed the dollar amount shown as withheld for federal income tax purposes divided by the rate of federal income tax withholding on eligible rollover distributions.

Upon approval by the Committee, an Employee's Rollover Contribution shall be credited to such Employee's Rollover Account. An Employee shall be entitled to make investment directions and to direct transfers among Investment Funds as provided in sections 10.1 and 10.3 with respect to his Rollover Contribution Account.

                 (b) If the Committee subsequently determines that a contribution previously accepted as a Rollover Contribution does not satisfy the conditions for a Rollover Contribution, it shall direct the Trustee to distribute the amount of such contribution, together with any earnings attributable thereto to the Employee who made the contribution as soon as practicable after making such determination.

                 SECTION 4.4 VOLUNTARY CONTRIBUTIONS.

                 If permitted by the Committee on a uniform and non-discriminatory basis, and subject to the limitations of such terms, conditions and limitations as the Committee may prescribe, a Participant may make Voluntary Contributions in an aggregate amount not to exceed ten percent (10%) of the aggregate Total Compensation paid to him while a Participant. Unless the Committee permits such contributions by payroll deduction, Voluntary Contributions shall be made by delivery of such contribution to the Trustee (or to the Committee for remittance to the Trustee). Voluntary Contributions shall be credited to the Participant's Voluntary Contribution Account.

                 SECTION 4.5 RETROACTIVE SALARY REDUCTION CONTRIBUTIONS.

                 An individual who is re-employed by the Employer after December 12, 1994, following the completion of a period of Military Service, shall have the right to elect to make Retroactive Salary Reduction Contributions if the individual's Military Service constituted Qualifying Military Service. An election to make Retroactive Salary Reduction Contributions shall be made in such form and manner as the Committee may prescribe. Such Retroactive Salary Reduction Contributions shall be made during the period beginning on the date of the individual's re-employment and extending for a period that is three times as long as the individual's period of Qualified Military

Service (or until the fifth anniversary of the date of re-employment if earlier) and shall not exceed the excess of:

                 (a) the maximum amount of Salary Reduction Contributions which the individual could have made during the period of Qualified Military Service if he had remained in the service of the Employer in the same capacity and earning Payroll Deduction Compensation and Total Compensation at the annual rates in effect immediately prior to the commencement of the Qualified Military Leave (or, if such rates are not reasonably certain, at an annual rate equal to the actual Payroll Deduction Compensation and Total Compensation, respectively, paid to him for the 12-month period immediately preceding the Qualified Military Service), over

                 (b) the aggregate elective deferrals (within the meaning of section 402(g) of the Code) actually made by such individual during the period of Qualified Military Service.

Such Salary Reduction Contributions shall be deemed made with respect to the earliest portion of the period of Qualified Military Service possible consistent with the limitations on the amount of Salary Reduction Contributions that could have been made during such period by such individual. No adjustment shall be made for any earnings that would have accrued between the date such Retroactive Salary Reduction Contributions are actually delivered to the Trustee for investment and the date when such Retroactive Salary Reduction Contributions are deemed made.

                 SECTION 4.6 RETROACTIVE VOLUNTARY CONTRIBUTION.

                 An individual who is re-employed by the Employer after December 12, 1994, following the completion of a period of Military Service, shall have the right to elect to make Retroactive Voluntary Contributions if such Military Service constituted Qualifying Military Service. An election to make Retroactive Voluntary Contributions shall be made in such form and manner as the Committee may prescribe. Such Retroactive Voluntary Contributions shall be made during the period beginning on the date of the individual's re-employment and extending for a period that is three times as long as the individual's period of Qualified Military Service (or until the fifth anniversary of the date of re-employment if earlier) and shall not exceed the excess of:

                 (a) the maximum amount of Voluntary Contributions which the individual could have made during the period of Qualified Military Service if he had remained in the service of the Employer in the same capacity and earning Total Compensation at the annual rate in effect immediately prior to the commencement of the Qualified Military Leave (or, if such rates are not reasonably certain, at an annual rate equal to the actual Basic Total Compensation paid to him for the 12-month period immediately preceding the Qualified Military Service), over

                 (b) the aggregate employee contributions (within the meaning of section 415(c)(2)(B) of the Code) actually made by such individual during the period of Qualified Military Service.

Such Voluntary Contributions shall be deemed made with respect to the earliest portion of the period of Qualified Military Service possible consistent with the limitations on the amount of Voluntary Contributions that could have been made during such period by such individual. No adjustment shall be made for any earnings that would have accrued between the date such Retroactive Voluntary

Contributions are actually delivered to the Trustee for investment and the date when such Retroactive Voluntary Contributions are deemed made.

                 SECTION 4.7 PAYMENTS TO THE TRUST FUND.

                 The aggregate amount of an Employee's Salary Reduction Contributions and Voluntary Contributions deducted from his paycheck during any month, Plus the aggregate amount of any Voluntary Contributions and Rollover Contributions otherwise made by such person during such month, shall be contributed to the Trust Fund as soon as practicable after they are received (or otherwise would have been payable as wages), and in any event within 15 business days after the close of the calendar month in which they are received and, subject to the payment of any reasonable expenses of the Trust Fund, shall be invested in any one or more of the Investment Funds for the account of such person, pursuant to section 10.1, as of the first Valuation Date to occur on or after the date as of which such funds are contributed to the Trust Fund.

                                   ARTICLE V

                         CONTRIBUTIONS BY THE EMPLOYER

                 SECTION 5.1 EMPLOYER MATCHING CONTRIBUTIONS.

                 For each Plan Year, the Employer shall make an Employer Matching Contribution for each Eligible Participant in such amount (if any) as the Board may determine; provided, however, that unless the Board shall determine otherwise for any Plan Year not later than the last day of such Plan Year, the Employer Matching Contribution for each Eligible Participant for such Plan Year shall be an amount equal to the lesser of (a) 50% of the Eligible Participant's Salary Reduction Contributions for such Plan Year or (b) 2% of the Eligible Participant's Payroll Deduction Compensation for the Plan Year (or portion thereof during which he was a Participant).

                 SECTION 5.2 EMPLOYER OPTIONAL CONTRIBUTIONS.

                 For each Plan Year, the Employer shall make an Employer Optional Contribution in such amount (if any) as the Board shall determine; provided, however, that for any Plan Year during which a Share Acquisition Loan is outstanding, the minimum Employer Optional Contribution shall be the amount necessary (after the application of dividends on Financed Shares and other amounts available for debt service under the Plan) to make required principal and interest payment due during such Plan Year with respect to all such Share Acquisition Loans. For each Plan Year, a portion of the Employer Optional Contributions, if any, to the Plan for such Plan Year equal to the sum of:

                 (a) the minimum amount required to be added to the Loan Repayment Account in order to provide adequate funds for the payment of the principal and interest then required to be repaid under the terms of any outstanding Share Acquisition Loan obtained by the Trustee; plus

                 (b) the additional amount, if any, designated by the Committee to be applied to the prepayment of principal or interest under the terms of any outstanding Share Acquisition Loan obtained by the Trustee;

shall be treated as a Loan Repayment Contribution for such Plan Year. A Loan Repayment Contribution for a Plan Year shall be allocated to the Loan Repayment Account and shall be applied by the Trustee, in the manner directed by the Committee, to the payment of accrued interest and to the reduction of the principal balance of any Share Acquisition Loan obtained by the Trustee that is outstanding on the date on which the Loan Repayment Contribution is made. To the extent that a Loan Repayment Contribution for a Plan Year results in a release of Financed Shares in accordance with section 6.4, such Shares shall be allocated among the Accounts of Eligible Participants for such Plan Year in accordance with section 7.2. The amount by which any Employer Optional Contributions for a Plan Year exceeds the amount allocated to the Loan Repayment Account shall be allocated among the account of Eligible Participants in accordance with section 7.2.

                 SECTION 5.3 EMPLOYER BASIC CONTRIBUTIONS.

                 For each Plan Year, the Employer shall make an Employer Basic Contribution in such amount (if any) and to be allocated in such manner as the Board may determine to be necessary to produce compliance with the limitations imposed under section 8.1, 8.3 and 8.4, or any combination of such limitations.

                 SECTION 5.4 RETROACTIVE CONTRIBUTIONS.

                 The Employer shall make retroactive contributions in respect of any individual who is re-employed by the Employer after December 12, 1994 following the completion of a period of Qualified Military Service. Such retroactive contributions shall be made in the following manner for each Plan Year that includes the period of Qualified Military Service:

                 (a) Retroactive Employer Optional Contributions shall made be made as follows:

                        (i) An allocation percentage shall be computed by
                 dividing (A) the sum of the Fair Market Value of all Financed Shares allocated to Eligible Participants for such Plan Year plus the dollar amount of all Employer Optional Contributions not designated as Loan Repayment Contributions and made in cash for such Plan Year plus the Fair Market Value of all ESOP Contributions not designated as Loan Repayment Contributions and made in Shares for such Plan Year, divided by (B) the aggregate amount of Adjusted Compensation used in the allocation for such Plan Year. Fair Market Value for such purposes shall be determined as of the last day of the Plan Year.

                        (ii) A notional allocation shall be determined by
                 multiplying (A) the percentage determined under section 5.4(a)(i) by (B) the Adjusted Compensation which the individual would have had for the calendar year ending during such Plan Year if he had remained in the service of the Employer in the same capacity and earning Adjusted Compensation and Total Compensation at the annual rates in effect immediately prior to the commencement of the Qualified Military Leave (or, if such rates are not reasonably certain, at an annual rate equal to the actual Adjusted Compensation and Total Compensation, respectively, paid to him for the 12-month period immediately preceding the Qualified Military Service).

                        (iii) An actual Retroactive Employer Optional
                 Contribution for the Plan Year shall be determined by computing the excess of (A) the notional allocation determined under section 5.4(b) over (B) the sum of the dollar amount of any ESOP Contribution in cash, the Fair Market Value of my ESOP Contribution in Shares and the Fair Market Value of any Financed Shares actually allocated to such individual for such Plan Year.

                 (b) For any month during which any Participant makes Retroactive Salary Reduction Contributions, the Company shall make a Retroactive Employer Matching Contribution if and to the extent required by this section 5.4(b). A Retroactive Employer Matching Contribution shall be required with respect to a Retroactive Salary Reduction Contribution to the extent that Employer Matching Contributions were actually made with respect to Salary Reduction Contributions made during the period of Qualified Military Service to which the Retroactive Salary Reduction Contribution relates. The Retroactive Employer Matching Contribution shall be in the same amount as the Employer Matching Contribution that would have been made if the Retroactive Salary Reduction Contribution had actually been made during the period of Qualified Military Service. No adjustments shall be made for earnings that would have accrued if Retroactive Salary Reduction Contributions and related Employer Matching Contributions had actually been made during the period of Qualified Military Service.

                 (c) The Employer shall make a Retroactive Employer Basic Contribution for the Account of such individual for any Plan Year ending during such period of Qualified Military Service for which the individual would received an Employer Basic Contribution if he had remained in the active employment of the Company have been a Member. The amount of such Retroactive Employer Basic Contribution for any Plan Year shall be the amount that would have been contributed for such individual as an Employer Basic Contribution for such Plan Year if he had been in the active employment of the Employer for such Plan Year. For this purpose it shall be assumed that the individual remained employed by the Company during his period of Qualified Military Service earning Adjusted Compensation, Payroll Deduction and Total Compensation at the annual rates in effect immediately prior to the commencement of the Qualified Military Leave (or, if such rates are not reasonably certain, at an annual rate equal to the actual Adjusted Compensation, Payroll Deduction Compensation and Total Compensation, respectively, paid to him for the 12-month period immediately preceding the Qualified Military Service). No adjustments shall be made for earnings that would have accrued if Employer Basic Contributions had actually been made during the period of Qualified Military Service.

                 SECTION 5.5 TIME AND MANNER PAYMENT.

                 (a) Payment of contributions made pursuant to this Article V shall be made as follows:

                        (i) in cash, in the case of a Loan Repayment
                 Contribution, a Retroactive Loan Repayment Contribution, a Retroactive Employer Matching Contributions or a Retroactive Employer Basic Contribution; and

                        (ii) in cash in the case of Employer Matching
                 Contributions, an Employer Optional Contribution not designated as a Loan Repayment Contribution or an Employer Basic Contribution; provided, however, to the extent provided by the Board when it determines the amount of any Employer Matching Contribution, Employer

                 Basic Contribution or Employer Optional Contribution other than a Loan Repayment Contribution, such contribution shall be made in whole or in part on Shares.

                 (b) Contributions (other than Employer Basic Contributions under section 5.3) made pursuant to this Article V for a Plan Year shall be paid to the Trust Fund on or before the due date (including any extensions thereof) of the Employer's federal income tax return for its taxable year during which such Plan Year ends. Employer Basic Contributions shall be paid to the Trust Fund on or before the last day of the Plan Year following the Plan with respect to which they are made. All such contributions shall be allocated to the Accounts of the Eligible Participants, in the case of a Employer Optional Contribution that is not a Loan repayment Contribution or Employer Matching Contribution, to the Account of the Participant for whom it is made in the case of an Employer Basic Contribution or any retroactive contribution under section 5.4, and to the Loan Repayment Account, in the case of a Loan Repayment Contribution, as soon as is practicable following the payment thereof to the Trust Fund.

                                   ARTICLE VI

                             SHARE ACQUISITION LOANS

                 SECTION 6.1 IN GENERAL.

                 The Committee may, with the prior approval of the Board, direct the Trustee to obtain a Share Acquisition Loan on behalf of the Plan, the proceeds of which shall be applied on the earliest practicable date:

                 (a) to purchase Shares; or

                 (b) to make payment of principal or interest, or a combination of principal and interest, with respect to such Share Acquisition Loan; or

                 (c) to make payments of principal and interest, or a combination of principal and interest, with respect to a previously obtained Share Acquisition Loan that is then outstanding.

Any such Share Acquisition Loan shall be obtained on such terms and conditions as the Committee may approve; provided, however, that such terms and conditions shall provide for the payment of interest at no more than a reasonable rate and shall permit such Share Acquisition Loan to satisfy the requirements of section 4975(d)(3) of the Code and section 408(b)(3) of ERISA.

                 SECTION 6.2 COLLATERAL, LIABILITY FOR REPAYMENT.

                 (a) The Committee may direct the Trustee to pledge, at the time a Share Acquisition Loan is obtained, the following assets of the Plan as collateral for such Share Acquisition Loan:

                        (i) any Shares purchased with the proceeds of such Share
                 Acquisition Loan and any earnings attributable thereto;

                        (ii) any Financed Shares then pledged as collateral for
                 a prior Share Acquisition Loan which is repaid with the proceeds of such Share Acquisition Loan and any earnings attributable thereto; and

                        (iii) pending the application thereof to purchase Shares
                 or repay a prior Share Acquisition Loan, the proceeds of such Share Acquisition Loan and any earnings attributable thereto.

Except as specifically provided in this section 6.2(a), no assets of the Plan shall be pledged as collateral for the repayment of any Share Acquisition Loan.

                 (b) No person entitled to payment under a Share Acquisition Loan shall have any right to the assets of the Plan except for:

                        (i) Financed Shares that have been pledged as collateral
                 for such Share Acquisition Loan pursuant to section 6.2(a);

                        (ii) Loan Repayment Contributions made pursuant to
                 section 5.2; and

                        (iii) earnings attributable to Financed Shares described
                 in section 6.2(b)(i) and to Loan Repayment Contributions described in section 6.2(b)(ii).

Except in the event of a default or a refinancing pursuant to which an existing Share Acquisition Loan is repaid, the aggregate amount of all payments of principal and interest made by the Trustee with respect to all Share Acquisition Loans obtained on behalf of the Plan shall at no time exceed the aggregate amount of all Loan Repayment Contributions theretofore made plus the aggregate amount of all earnings (other than dividends paid in the form of Shares) attributable to Financed Shares and to such Loan Repayment Contributions.

                 (c) Any Share Acquisition Loan shall be without recourse against the Plan and Trust.

                 SECTION 6.3 LOAN REPAYMENT ACCOUNT.

                 In the event that one or more Share Acquisition Loans shall be obtained, a Loan Repayment Account shall be established under the Plan. The Loan Repayment Account shall be credited with all Shares acquired with the proceeds of a Share Acquisition Loan, all Loan Repayment Contributions and all earnings (including dividends paid in the form of Shares) or appreciation attributable to such Shares and Loan Repayment Contributions. The Loan Repayment Account shall be charged with all payments of principal and interest made by the Trustee with respect to any Share Acquisition Loan, all Shares released in accordance with section 6.4 and all losses, depreciation or expenses attributable to Shares or to other property credited thereto. The Financed Shares, as well as any earnings thereon, shall be allocated to such Loan Repayment Account and shall be accounted for separately from all other amounts contributed under the Plan.

                 SECTION 6.4 RELEASE OF FINANCED SHARES.

                 As of the last day of each Plan Year during which a Share Acquisition Loan is outstanding, a portion of the Financed Shares purchased with the proceeds of such Share Acquisition Loan and allocated to the Loan Repayment Account shall be released. The number of Financed Shares released in any such Plan Year shall be equal to the amount determined according to one of the following methods:

                 (a) by computing the product of: (i) the number of Financed Shares purchased with the proceeds of such Share Acquisition Loan and allocated to the Loan Repayment Account immediately before the release is effected; multiplied by (ii) a fraction, the numerator of which is the aggregate amount of the principal and interest payments (other than payments made upon the refinancing of a Share Acquisition Loan as contemplated by section 6. 1(c)) made with respect to such Share Acquisition Loan during such Plan Year, and the denominator of which is the aggregate amount of all principal and interest remaining to be paid with respect to such Share Acquisition Loan as of the first day of such Plan Year; or

                 (b) by computing the product of: (i) the number of Financed Shares purchased with the proceeds of such Share Acquisition Loan and allocated to the Loan Repayment Account immediately before the release is effected; multiplied by (ii) a fraction, the numerator of which is the aggregate amount of the principal payments (other than payments made upon the refinancing of a Share Acquisition Loan as contemplated by section 6.1 (c)) made with respect to such Share Acquisition Loan during such Plan Year, and the denominator of which is the aggregate amount of all of principal remaining to be paid with respect to such Share Acquisition Loan as of the first day of such Plan Year; provided, however, that the method described in this section 6.4(b) may be used only if the Share Acquisition Loan does not extend for a period in excess of 10 years after the date of origination and only to the extent that principal payments on such Share Acquisition Loan are made at least as rapidly as under a loan of like principal amount with a like interest rate and term requiring level amortization of principal and interest.

The method to be used shall be specified in the documents governing the Share Acquisition Loan or, if not specified therein, prescribed by the Committee, in its discretion. In the event that property other than, or in addition to, Financed Shares shall be held in the Loan Repayment Account and pledged as collateral for a Share Acquisition Loan, then the property to be released pursuant to this section 6.4 shall be property having a Fair Market Value determined by applying the method to be used to the Fair Market Value of all property pledged as collateral for such Share Acquisition Loan; provided, however, that no property other than Financed Shares shall be released pursuant to this section 6.4 unless all Financed Shares have previously been released.

                 SECTION 6.5 RESTRICTIONS ON FINANCED SHARES.

                 Except to the extent required under any applicable law, rule or regulation, no Shares purchased with the proceeds of a Share Acquisition Loan shall be subject to a put, call or other option, or to any buy-sell or similar arrangement, while held by the Trustee or when distributed from the Plan. The provisions of this section 6.5 shall continue to apply in the event that this Plan shall cease to be an employee stock ownership plan, within the meaning of section 4975(e)(7) of the Code.

                                  ARTICLE VII

                          ALLOCATION OF CONTRIBUTIONS

                 SECTION 7.1 ALLOCATION OF EMPLOYER MATCHING CONTRIBUTIONS.

                 Employer Matching Contributions made for each Eligible Participant for a Plan Year shall be allocated to the Employer Matching Contribution Accounts of the Eligible Participant for whom they are made as soon as practicable after they are deposited in the Trust Fund.

                 SECTION 7.2 ALLOCATION OF EMPLOYER BASIC CONTRIBUTIONS AND
                             RELEASED SHARES OR OTHER PROPERTY.

                 Subject to the limitations of Article VIII, in the event that Financed Shares or other property are released from the Loan Repayment Account for a Plan Year in accordance with section 6.4, such released Shares or other property shall be allocated among the Accounts of the Eligible Participants for the Plan Year in the proportion that each such Eligible Participant's Adjusted Compensation for the portion of the Plan Year during which he was a Participant bears to the aggregate Adjusted Compensation of all Eligible Participants for the portion of the Plan Year during which they were Participants. Subject to the limitation of Article VIII, if Employer Optional Contributions other than Loan Repayment Contributions are made for a Plan Year, said contribution shall be allocated among the Eligible Participants for the Plan Year in the proportion that the Adjusted Compensation of each Eligible Participant for the Plan Year (or portion thereof during which he was a Participant) to the aggregate of such Adjusted Compensation for all Eligible Participants.

                 SECTION 7.3 ALLOCATION OF EMPLOYER BASIC CONTRIBUTIONS

                 Employer Basic Contributions made for any Participant for a Plan Year shall be allocated to the Employer Basic Accounts of the Participants for whom they are made as soon as practicable after they are deposited in the Trust Fund.

                 SECTION 7.4 ALLOCATION OF RETROACTIVE CONTRIBUTIONS.

                 Retroactive Contributions made for any person under section 5.4 shall be allocated to the Employer Matching Accounts, Employer Optional Accounts, and Employer Basic Accounts, as applicable, of the Participants for whom they are made as soon as practicable after they are deposited in the Trust Fund.

                 SECTION 7.5 NO ALLOCATION AFTER TERMINATION OF PARTICIPATION

                 Except for retroactive contributions under section 5.4, no amount of the Employer's contributions for a Plan Year, nor any Financed Shares or other property released during a Plan Year, shall be allocated to the account of any person who is not an Eligible Participant for such Plan Year, even if such person was a Participant during part of such Plan Year.

                                  ARTICLE VIII

                           LIMITATIONS ON ALLOCATIONS


                 SECTION 8.1 OPTIONAL LIMITATIONS ON ALLOCATIONS OF
                             CONTRIBUTIONS.

                 If, for any Plan Year, the application of sections 7.2 and 7.3 would result in more than one-third of the number of Shares or of the amount of money or property to be allocated thereunder being allocated to the Accounts of Eligible Participants for such Plan Year who are also Highly Compensated Employees for such Plan Year, then the Committee may, but shall not be required to, direct that this section 8.1 shall apply in lieu of sections 7.2 and 7.3. If the Committee gives such a direction, then the Committee shall impose a maximum dollar limitation on the amount of Adjusted Compensation that may be taken into account for each Eligible Participant. The dollar limitation which shall be imposed shall be the limitation which produces the result that the aggregate Adjusted Compensation taken into account for Eligible Participants who are Highly Compensated Employees, constitutes exactly one-third of the aggregate Adjusted Compensation taken into account for all Eligible Participants. In determining whether more than one-third of the number of Shares or of the amount of money or property to be allocated under the Plan for a Plan Year beginning before January 1, 1997 would be allocated to the Highly Compensated Employees, any allocation to be made to the Account of a Family Member of a Highly Compensated Employee who is either a Five Percent Owner or one of the ten Highly Compensated Employees with the highest Total Compensation, shall be treated as an allocation to such Highly Compensated Employee.

                 SECTION 8.2 GENERAL LIMITATIONS ON CONTRIBUTIONS.

                 (a) No amount shall be allocated to a Participant's Account under this Plan for any Limitation Year, to the extent that such an allocation would result in an Annual Addition of an amount greater than the lesser of (i) $30,000 (or such other amount as is permissible under section 415(c)(1)(A) of the Code, or (ii) 25% of the Participant's Total Compensation for such Limitation Year.

                 (b) In the case of a Participant who may be entitled to benefits under any qualified defined benefit plan (whether or not terminated) now in effect or ever maintained by the Employer, such Participant's Annual Additions under this Plan shall, in addition to the limitations provided under section 8.2(a), be further limited so that the sum of the Participant's Defined Contribution Plan Fraction plus his Defined Benefit Plan Fraction does not exceed 1.0 for any Limitation Year beginning prior to January 1, 2000; provided, however, that for any Limitation Year ending prior to January 1, 1983, the sum of his Defined Contribution Plan Fraction plus his Defined Benefit Plan Fraction shall not exceed 1.4; and provided further, that this limitation shall only apply if and to the extent that the benefits under the Employer's Retirement Plan are not limited so that such sum is not exceeded.

                 (c) For purposes of this section 8.2, the following special definitions shall apply:

                        (i) Annual Addition means the sum of the following
                 amounts allocated on behalf of a Participant for a Limitation
                 Year:

                               (A) all contributions by the Employer (including
                        contributions made under a salary reduction agreement pursuant to sections 401(k), 408(k) or 403(b) of the
                        Code) under any qualified defined contribution plan (other than this Plan) or a simplified employee pension plan maintained by the Employer, as well as the Participant's allocable share, if any, of any forfeitures under such plans; plus

                               (B) (1) for Limitation Years that began prior to
                        January 1, 1987, the lesser of (1) 50% of the Participant's voluntary nondeductible contributions to all qualified defined contribution plans maintained by the Employer, or (2) the amount by which the Participant's nondeductible voluntary contributions to such plans exceeds 6% of his Total Compensation; and
                        (II) for Limitation Years that begin after December 31, 1986, all of the Participant's voluntary nondeductible contributions to such plans; plus

                               (C) all Employer Matching Contributions, Employer
                        Basic Contributions and Employer Optional Contributions other than Loan Repayment Contributions under this Plan; plus

                               (D) except as hereinafter provided in this
                        section 8.2(c)(i), a portion of the Employer's Loan Repayment Contributions to the Plan for such Limitation Year which bears the same proportion to the total amount of the Employer's Loan Repayment Contributions for the Limitation Year that the number of Shares (or the Fair Market Value of property other than Shares) allocated to the Participant's Account pursuant to section 7.2 or 8.1, whichever is applicable, bears to the aggregate number of Shares (or Fair Market Value of property other than Shares) so allocated to all Participants for such Limitation Year; plus

                               (E) amounts allocated after March 31, 1984 to an
                        individual medical account (within the meaning of section 415(1) of the Code) which is part of a pension or annuity plan maintained by the Employer and amounts derived from contributions paid or accrued after, and in a taxable year ending after, December 31, 1985 which are attributable to post-retirement medical benefit and allocated to a separate account of a key employee (within the meaning of section 419A(d)(3) of the Code under a welfare benefit fund (within the meaning of section 419(e) of the Code).

Notwithstanding section 8.2(c)(i)(D), if, for any Limitation Year, the aggregate amount of Employer Matching Contributions, Employer Basic Contributions and Employer Optional Contributions other than Loan Repayment Contributions allocated to the Accounts of the individuals who are Highly Compensated Employees for such Limitation Year, when added to such Highly Compensated Employees' allocable share of any Loan Repayment Contributions for such Limitation Year, does not exceed one-third of the total of all Employer contributions for such Limitation Year, then that portion, if any, of the Loan Repayment Contributions for such Limitation Year that is applied to the payment of interest on a Share Acquisition Loan shall not be included as an Annual Addition. In determining whether more than one-third of the number of Shares or of the amount of money or property to be allocated under the Plan for a Plan Year beginning before January 1, 1997 would be allocated to the Highly Compensated Employees, any allocation to be made to the Account of a Family Member of a Highly Compensated Employee who is either a Five Percent Owner or one of the ten Highly Compensated Employees with the highest Total Compensation, shall be treated as an allocation to such Highly Compensated Employee.

                        (ii) Employer means and U.S.B. Holding Co., Inc. and all
                 members of a controlled group of corporations, as defined in section 414(b) of the Code, as modified by section 415(h) of the Code, all commonly controlled trades or businesses, as defined in section 414(c) of the Code, as modified by section 415(h) of the Code, all affiliated service groups, as defined in section 414(m) of the Code, of which

                 U.S.B. Holding Co., Inc. is a member, as well as any leasing organization, as defined in section 18.8, that employs any person who is considered an employee under section 18.8 and any other entity that is required to be aggregated with the Employer pursuant to regulations under section 414(o) of the Code.

                        (iii) Defined Benefit Plan Fraction means, for any
                 Participant for any Limitation Year, a fraction, the numerator of which is the Projected Annual Benefit (determined as of the end of such Limitation Year) of the Participant under my qualified defined benefit plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, and the denominator of which is as follows:
                 (A) for Limitation Years ending prior to January 1, 1983, the lesser of (I) the dollar limitation in effect under section 415(b)(1)(A) of the Code for such Limitation Year, or (II) the amount which may be taken into account under section 415(b)(1)(B) of the Code with respect to such Participant for such Limitation Year, and (B) in all other cases, the lesser of
                 (I) (except as provided in section 16.8(b) for a Top Heavy Plan
                 Year) the product of 1.25 multiplied by the dollar limitation in effect under section 415(b)(1)(A) of the Code for such Limitation Year, or (II) the product of 1.4 multiplied by the amount which may be taken into account under section 415(b)(l)(B) of the Code with respect to such Participant for such Limitation Year.

                        (iv) Defined Contribution Plan Fraction means, for any
                 Participant for any Limitation Year, a fraction (A) the numerator of which is the sum of such Participant's Annual Additions (determined as of the end of such Limitation Year) under this Plan and any other qualified defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, and (B) the denominator of which is as follows: (I) for Limitation Years ending prior to January 1, 1983, the sum of the lesser of the following amounts for such Limitation Year and for each prior Limitation Year during which such Participant was employed by the Employer: (1) the Maximum Permissible Amount for such Limitation Year (without regard to section 415(c)(6) of the Code), or (2) the amount which may be taken into account under section 415(c)(1)(B) of the Code with respect to such Participant for such Limitation Year, and (II) in all other cases, the sum of the lesser of the following amounts for such Limitation Year and for each prior Limitation during which such Participant was employed by the Employer: (1) (except as provided in section 16.8(b) for a Top Heavy Plan Year) the product of 1.25 multiplied by the Maximum Permissible Amount for such Limitation Year (determined without regard to section 415(c)(6) of the Code), or (2) the product of 1.4 multiplied by the amount which may be taken into account under section 415(c)(1)(B) of the Code (or section 415(c)(7) of the Code, if applicable) with respect to such Participant for such Limitation Year; provided, however, that the Committee may, at his election, adopt the transition rule set forth in section 415(e)(6) of the Code in making the computation set forth in this section 8.2(c)(iv). If the sum of a Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction exceeded 1.0 as of September 30, 1983, then such Participant's Defined Contribution Plan Fraction shall be determined under regulations to be prescribed by the Secretary of the Treasury so that the sum of the fractions does not exceed 1.0.

                        (v) Limitation Year means the Plan Year, provided,
                 however, that if the Employer changes the Limitation Year, the new Limitation Year shall begin on a date within the Limitation Year in which the amendment is made.

                        (vi) Maximum Permissible Amount means (A) $25,000 (or
                 such higher amount as may be permitted under section 415(d) of the Code because of cost of living increases) for Limitation Years beginning prior to January 1, 1983, and (B) the greater of (I) $30,000, or (II) 25% of the dollar limitation in effect under section 415(b)(l)(A) of the Code for Limitation Years beginning on or after January 1, 1983 and prior to January 1, 1994, and (C) $30,000 (or such higher amount as may be permitted under section 415(d) of the Code because of cost of living increases) for Limitation Years beginning on or after January 1, 1995.

                        (vii) Projected Annual Benefit means a Participant's
                 annual retirement benefit (adjusted to the actuarial equivalent of a straight life annuity if expressed in a form other than a straight life or qualified joint and survivor annuity) under any qualified defined benefit plan maintained by the Employer, whether or not terminated, assuming that the Participant will continue employment until the later of current age or normal retirement age under such plan, and that the Participant's Total Compensation for the Limitation Year and all other relevant factors used to determine benefits under such plan will remain constant for all future Limitation Years.

                 (d) When a Participant's Annual Addition to this Plan must be reduced to satisfy the limitations of section 8.2(a) or (b), such reduction shall be applied first to Voluntary Contributions; second, to Employer Optional Contributions other than Loan Repayment Contributions; third, if necessary, to Shares allocated as a result of a Loan Repayment Contribution which are included as an Annual Addition; fourth, if necessary, to Employer Matching Contributions; fifth, if necessary, to Salary Reduction Contributions; and sixth, if necessary, to Employer Basic Contributions. The amount by which any Participant's Annual Addition to this Plan is reduced shall be returned to the Participant (in the case of Voluntary Contributions and Salary Reduction Contributions) and allocated in accordance with Articles V and VII as a contribution by the Employer in the next succeeding Limitation Year (in all other cases).

                 (e) Prior to determining a Participant's actual Total Compensation for a Limitation Year, the Employer may determine the limitations under this section 8.2 for a Participant on the basis of a reasonable estimation of the Participant's Total Compensation for the Limitation Year that is uniformly determined for all Participants who are similarly situated. As soon as it is administratively feasible after the end of the Limitation Year, the limitations of this section
         8.2 shall be determined on the basis of the Participant's actual Total Compensation for the Limitation Year.

                 SECTION 8.3 LIMITATIONS ON SALARY REDUCTION CONTRIBUTIONS BY
                             HIGHLY COMPENSATED EMPLOYEES.

                 (a) No Salary Reduction Contributions shall be credited to a Participant's Salary Reduction Account if and to the extent that the crediting of such a contribution would, for any Plan Year, result in an Actual Deferral Percentage for the Employer's Eligible Employees who are Highly Compensated Employees which would exceed:

                        (i) for Plan Years that begin before January 1, 1987:

                               (A) if the excess of the Actual Deferral
                        Percentage of such Highly Compensated Employees over that of all other Eligible Employees is three percentage points or less, the Actual Deferral Percentage of such other Eligible Employees multiplied by 2.5, or

                               (B) in all other cases, the Actual Deferral
                        Percentage of those Eligible Employees who are not Highly Compensated Employees multiplied by 1.5; and

                 (ii) for Plan Years that begin after December 31, 1986 and before January 1, 1997:

                               (A) if the excess of the Actual Deferral
                        Percentage of such Highly Compensated Employees over that of all other Eligible Employees is two percentage points or less, the Actual Deferral Percentage of such other Eligible Employees multiplied by 2, or

                               (B) in all other cases, the Actual Deferral
                        Percentage of those Eligible Employees who are not Highly Compensated Employees multiplied by 1.25; and

                 (iii) for Plan Years that begin after December 31, 1996, except to the extent that the Committee elects, in such form, manner and subject to such terms and conditions as the Secretary of the Treasury may prescribe, to apply section 8.2(a)(ii):

                               (A) if the Actual Deferral Percentage for the
                        Eligible Employees who are not Highly Compensated Employees is less than two percentage points for the immediately preceding Plan Year, the product of such Actual Deferral Percentage multiplied by 2; and

                               (B) if the Actual Deferral Percentage for the
                        Eligible Employees who are not Highly Compensated Employees is eight percentage points or less but two percentage points or more for the immediately preceding Plan Year, the sum of such Actual Deferral Percentage plus two percentage points; and

                               (C) in all other cases, the product of 1.25
                        multiplied by the Actual Deferral Percentage for the Eligible Employees who were not Highly Compensated Employees,

all as determined for the immediately preceding Plan Year. For Plan Years that begin after December 31, 1996, the Committee has elected to apply section 8.2(a)(ii).

                 (b)(i) For Plan Years that begin prior to January 1, 1987, if the making of Salary Reduction Contributions at the rates elected in accordance with section 4.1 would cause the limitations of section 8.2(a)(i) to be exceeded, the rates of contribution elected by Participants who are Highly Compensated Employees will be reduced, in such manner as the Committee may prescribe, to the extent necessary to satisfy the limitations.

                        (ii)(A) For Plan Years that begin after December 31,
                 1986 and before January 1, 1997, if the amount of Salary Reduction Contributions made to the Plan causes the limitations of section 8.2(a) to be exceeded, an amount of Salary Reduction Contributions equal to the amount necessary to produce compliance with such limitations, plus the amount of any income (and minus the amount of any losses) attributable thereto, shall be removed from the Salary Reduction Accounts of the Highly Compensated Employees and disposed of as provided in sections 8.2(b)(ii)(B) and (C).

                               (B) Subject to the limitations of Articles IV,
                        VIII and XV, the Committee may, in its discretion, direct that all or part of the amount of Salary Reduction Contributions determined under section 8.2(b)(ii)(A) be recharacterized as Voluntary Contributions and transferred to the Voluntary

                        Contribution Accounts of the affected Participants. Such recharacterization shall be effected within 2 1/2 months after the last day of the Plan Year and shall be applied first to the Highly Compensated Employee or Highly Compensated Employees with the highest Actual Deferral Percentage for the Plan Year, until such Actual Deferral Percentage is reduced to be equal to the next highest Actual Deferral Percentage of a Highly Compensated Employee. The procedure described in the preceding sentence shall then be repeated until the entire desired amount has been recharacterized.

                               (C) To the extent that section 8.2(b)(ii)(B) does
                        not apply, the amount determined under section 8.2(b)(ii)(A) and the amount of Employer Matching Contributions made under Article V to the Matching Contribution Accounts of such Highly Compensated Employees with respect to such Salary Reduction Contributions, shall be removed from the Accounts of such Highly Compensated Employees not later than the last day of the immediately following Plan Year. The amount removed shall be applied first to the Salary Reduction Account or Salary Reduction Accounts of the Highly Compensated Employee or Highly Compensated Employees with the highest Actual Deferral Percentage for the Plan Year, until such Actual Deferral Percentage is reduced to be equal to the next highest Actual Deferral Percentage of a Highly Compensated Employee. The procedure described in the preceding sentence shall then be repeated until the entire required amount has been removed. 11he entire amount removed from die Salary Reduction Account of any Highly Compensated Employee pursuant to this section 8.2(b)(ii)(C) shall be distributed to the Highly Compensated Employee. Of the amount of Employer Matching Contributions removed from the Matching Contribution Account of such a Highly Compensated Employee, a percentage thereof equal to his vested percentage shall be distributed to the Highly Compensated Employee, and any remaining percentage shall be treated as a Forfeiture and allocated as provided in section 8.1.

                        (iii)(A) For Plan Years that begin after December 31,
                 1996, if the amount of Salary Reduction Contributions made to the Plan causes the limitations of section 8.2(a) to be exceeded, the Employer may make such Employer Basic Contributions pursuant to section 5.3 in an amount sufficient to produce compliance with such limitations. If the Employer does not make Employer Basic Contributions, an amount of Salary Reduction Contributions equal to the amount necessary to produce compliance with such limitations, plus the amount of any income (and minus the amount of any losses) attributable thereto, shall be removed from the Salary Reduction Contribution Accounts of the Highly Compensated Employees and disposed of as provided in section 8.2(b)(iii)(B). The amount necessary to comply with such limitations shall be derived by establishing the highest Actual Deferral Percentage for each Highly Compensated Employee that would produce compliance with such limitations. For this purpose, the Actual Deferral Percentage of Highly Compensated Employees with the highest Actual Deferral Percentage shall be reduced, until such Actual Deferral Percentage is reduced to be equal to the next highest Actual Deferral Percentage of a Highly Compensated Employee. The procedure described in the preceding sentence shall then be repeated until the Actual Deferral Percentages have been reduced to the minimum extent necessary. The aggregate dollar amount of Salary Reduction Contributions that would have to be removed from the Salary Reduction Accounts of Highly Compensated Employees to achieve these reductions shall be the amount which shall be removed and disposed of as provided in section 8.2(b)(iii)(B).

         (B) The amount determined under section 8.2(b)(iii)(A) and the amount of Employer Matching Contributions made under Article V to the Matching Contribution Accounts of such Highly Compensated Employees with respect to such Salary Reduction Contributions, shall be removed from the Accounts of such Highly Compensated Employees not later than the last day of the immediately following Plan Year. The amount removed shall be applied first to the Salary Reduction Account or Salary Reduction Accounts of the Highly Compensated Employee or Highly Compensated Employees with the highest dollar amount of Salary Reduction Contributions for the Plan Year, until such dollar amount is reduced to be equal to the next highest dollar amount of a Highly Compensated Employee. The procedure described in the preceding sentence shall then be repeated until the entire required amount has been removed. The entire amount removed from the Salary Reduction Account and the vested amount removed from the Employer Matching Contribution Account of any Highly Compensated Employee pursuant to this section 8.2(b)(iii)(B) shall be distributed to the Highly Compensated Employee. Any amount removed from the Matching Contribution Account which is not vested shall be treated as a Forfeiture and allocated as provided in section 8.1.

         (C) For Plan Years that begin before January 1, 1997, the Actual Deferral Percentage of an Eligible Employee who is a Five Percent Owner or who is one of the 10 Highly Compensated Employees receiving the highest Total Compensation shall be the greater of the Actual Deferral Percentage determined by combining (i) the Salary Reduction Contributions and Total Compensation of such Eligible Employee and all of his Family Members who are both Eligible Employees and Highly Compensated Employees, or (ii) the Salary Reduction Contributions and Total Compensation of such Eligible Employee and all of his, Family Members who are Eligible Employees. The Family Members of such Eligible Employees shall be disregarded as separate Employees in determining the Actual Deferral Percentage both for Eligible Employees who are not Highly Compensated Employees and for Eligible Employees who are Highly Compensated Employees.

                 SECTION 8.4 LIMITATIONS ON VOLUNTARY CONTRIBUTIONS AND EMPLOYER
                             MATCHING CONTRIBUTIONS BY HIGHLY COMPENSATED.

                 (a) For Plan Years that begin after December 31, 1986, the Contribution Percentage of the Highly Compensated Employees who are Eligible Employees shall not exceed:

                        (i) for Plan Years that begin before January 1, 1997:

                               (A) if the excess of the Contribution Percentage
                        of such Highly Compensated Employees over that of all other Eligible Employees is 2 percentage points or less, the Contribution Percentage of such other Eligible Employees multiplied by 2; or

                               (B) in all other cases, the Contribution
                        Percentage of those Eligible Employees who are not Highly Compensated Employees multiplied by 1.25; and

                        (ii) for Plan Years that begin after December 31, 1996,
                 unless the Committee elects, in such form and manner and subject to such terms and conditions as the Secretary of the Treasury may prescribe, to apply section 8.3(a)(i):

                               (A) if the Contribution Percentage for Eligible
                        Employees who were not Highly Compensated Employees was less than two percentage points for the immediately preceding Plan year, the product of such Contribution Percentage multiplied by 2; and

                               (B) if the Contribution Percentage for Eligible
                        Employees who were not Highly Compensated Employees was at least two percent but not more than eight percent for the immediately preceding Plan Year, the sum of such Contribution Percentage plus two percentage points; and

                               (C) in all other cases, the product of 1.25
                        multiplied by the Contribution Percentage for Eligible Employees who were not Highly Compensated Employees for the immediately preceding Plan Year,

all as determined for the immediately preceding Plan Year. For Plan Years that begin after December 31, 1996, the Committee has elected to apply section 8.3(a)(i).

                 (b)(i) If the amount of Employer Matching Contributions and Voluntary Contributions causes the limitations of section 83(a) to be exceeded, an amount of Voluntary Contributions (and, if necessary, Employer Matching Contributions) equal to the amount necessary to produce compliance with such limitations, plus the amount of any income (and minus the amount of any losses) attributable thereto, shall be removed from the Voluntary Contribution Accounts and the Matching Contribution Accounts of such Highly Compensated Employees not later than the last day of the immediately following Plan Year in the order of priority and in the manner prescribed in section 8.3(b)(ii) or
         (iii), as applicable.

                        (ii) For Plan Years that begin before January 1, 1997,
                 the amount determined under section 8.3(b)(i) shall be applied first to the Account of the Highly Compensated Employee or Highly Compensated Employees with the highest Contribution Percentage for the Plan Year, in the following order of priority:

                               (A) first, to Voluntary Contributions, to the
                        extent necessary to satisfy the limitations of section 8.3(a); and

                               (B) second, if necessary, to Employer Matching
                        Contributions, to the extent necessary to satisfy the limitations of section 8.3(a)

until such Contribution Percentage is reduced to be equal to the next highest Contribution Percentage of a Highly Compensated Employee. The procedure described in the preceding sentence shall then be repeated until the entire required amount has been removed. The entire amount removed from the Voluntary Contribution Account of a Highly Compensated Employee shall be returned to the Highly Compensated Employee. Of the amount removed from the Matching Contribution Account of a Highly Compensated Employee, a percentage thereof equal to such Highly Compensated Employee's vested percentage shall be distributed to the Highly Compensated Employee, and any remaining percentage shall be treated as a Forfeiture and allocated as provided in section 9.3.

                        (iii) For Plan Years beginning after December 31, 1996,
                 the amount determined under section 8.3(b)(i) shall be applied first to the Account of the Highly Compensated Employee or Highly Compensated Employees with the highest dollar amount of Voluntary Contributions and Employer Matching Contributions for the Plan Year, in the following order of priority:

                               (A) first, to Voluntary Contributions, to the
                        extent necessary to satisfy the limitations of section 8.3(a); and

                               (B) second, if necessary, to Employer Matching
                        Contributions, to the extent necessary to satisfy the limitations of section 8.3(a);

until such dollar amount is reduced to be equal to the next highest dollar amount of a Highly Compensated Employee. The procedure described in the preceding sentence shall then be repeated until the entire required amount has been removed. The entire amount removed from the Voluntary Contribution Account of a Highly Compensated Employee shall be returned to the Highly Compensated Employee. Of the amount removed from the Matching Contribution Account of Highly Compensated Employee, a percentage thereof equal to such Highly Compensated Employee's vested percentage shall be distributed to the Highly Compensated Employee, and any remaining percentage shall be treated as a Forfeiture and allocated as provided in section 9.3.

                 (c) In addition to the limitations of sections 8.2(a) and 8.3(a), for any Plan Year beginning after December 31, 1988 and before January 1, 1992 (or, if later, the date which is 60 days after the publication by the Internal Revenue Service of final regulations under section 401(m)(9)(A) of the Code), the sum of the Actual Deferral Percentage of the Highly Compensated Employees who are Eligible Employees and the Actual Contribution Percentage of such Highly Compensated Employees, determined after any transfers made pursuant to section 8.2(c) or any distribution made pursuant to sections 8.2(d) or 8.3(b) for such Plan Year, shall not exceed the greater of

                        (i)(A) 1.25 multiplied by the greater of (I) the Actual
                 Deferral Percentage of those Eligible Employees who are not Highly Compensated Employees, or (II) the Actual Contribution Percentage of such Eligible Employees; plus

                               (B) 2 percentage points above the lesser of (1)
                        the Actual Deferral Percentage of those Eligible Employees who are not Highly Compensated Employees or
                        (II) the Actual Contribution Percentage of such Eligible Employees; provided, however that the amount determined in this section 8.3(c)(i)(B) shall not exceed the lesser of the amount under section 8-3(c)(i)(A)(I) or (10 multiplied by 2; or

                        (ii)(A) 1.25 multiplied by the lesser of (I) of the
                 Actual Deferral Percentage of those Eligible Employees who are not Highly Compensated Employees, or (II) the Actual Contribution Percentage of such Eligible Employees; plus

                               (B) 2 percentage points above the greater of (I)
                        the Actual Deferral Percentage of those Eligible Employees who are not Highly Compensated Employees, or
                        (II) the Actual Contribution Percentage of such Eligible Employees; provided, however, that the amount determined under this section 8.3(c)(ii)(B) shall not exceed the greater of the amount under section 8.3(c)(ii)(B)(I) or
                        (II) multiplied by 2.

For any Plan Year beginning after December 31, 1991 (or, if later, the date which is 59 days after the publication by the Internal Revenue Service of final regulations under section 401(m)(9)(A) of the Code), the sum of the Actual Deferral Percentage of the Highly Compensated Employees who are Eligible Employees and the Actual Contribution Percentage of such Highly Compensated Employees, determined after any transfers made pursuant to section 8.2(c) or any distributions made pursuant to sections 8.2(d) or 8.3(b) for such Plan Year, shall not exceed the sum of the amounts determined under sections 8.3(c)(1)(A) and (B).

                 (d) If, for any Plan Year to which section 8.3(c) is applicable, the limitations of section 8.3(c) are exceeded, an amount of the Voluntary Contributions of the Highly Compensated Employees who are Eligible Employees (and, if necessary, Employer Matching Contributions credited to such Highly Compensated Employees) plus the amount of income (and minus the amount of any losses) attributable thereto shall be removed from the Voluntary Contribution Accounts (and, if necessary, the Matching Contribution Accounts) of such Highly Compensated Employees no later than the last day of the immediately following Plan Year. The amount to be so removed shall be determined and distributed in the manner set forth in section 8.3(b), except that references to section 8.3(a) therein shall be read as references to section 8.3(c).

                 (e) For Plan Years that begin before January 1, 1997, the Contribution Percentage of an Eligible Employee who is a Five Percent Owner or who is one of the 10 Highly Compensated Employees receiving the highest Total Compensation shall be the greater of the Contribution Percentage determined by combining (i) the Voluntary Contributions, Employer Matching Contributions and Total Compensation of such Eligible Employee and all of his Family Members who are both Eligible Employees and Highly Compensated Employees, or (ii) the Voluntary Contributions, Employer Matching Contributions and Total Compensation of such Eligible Employee and all of his Family Members who are Eligible Employees. The Family Members of such Eligible Employees shall be disregarded as separate Employees in determining the Contribution Percentage both for Eligible Employees who are not Highly Compensated Employees and for Eligible Employees who are Highly Compensated Employees.

                 SECTION 8.5 LIMITATIONS ON CONTRIBUTIONS CREDITED TO
                             PARTICIPANTS' SALARY REDUCTION ACCOUNTS.

                 (a) The Salary Reduction Contributions credited to the Salary Reduction Account of a Participant for a calendar year that begins after December 31, 1986 shall not exceed $7,000 (or such higher amount as may be permitted under section 402(g)(5) of the Code). In the event that the Salary Reduction Contributions credited to the Salary Reduction Account of a Participant for a calendar year exceed $7,000 (or such higher amount as may be permitted under section 402(g)(5) of the Code), the amount of such excess Salary Reduction Contributions, plus the amount of any income (and minus the amount of any losses) attributable thereto, shall be distributed to such Participant no later than April 15th of the calendar year following the calendar year in which such Salary Reduction Contributions were made.

                 (b) In addition to the limitations of section 6.4(a), the sum of the Salary Reduction Contributions credited to the Salary Reduction Account of a Participant for a calendar year, when added to the amount of any other elective deferrals by such Participant for such calendar year under any other qualified cash or deferred arrangement under section 401(k) of the Code, any qualified annuity plan under section 403 of the Code, or any simplified employee pension plan under section 408(k) of the Code, shall not exceed $7,000 (or such higher amount as may be permitted under section 402(g) of the Code). If, and to the extent, necessary to comply with the limitations of this section 6.4(b) for a calendar year, an Employee may, by notice to the Committee given in such form and manner as the Committee may prescribe, direct that all or a portion of his Salary Reduction Contributions credited to his Salary Reduction Account for such calendar year, plus the amount of any income (and minus the amount of any losses) attributable thereto, be distributed to him. Such a notice shall be given not later than March 1st of the calendar year following the calendar year to which the notice relates, and the distribution pursuant to such notice shall be made not later than April 15th of such following calendar year.

         (c) For purposes of this section 8.5, any Retroactive Salary Reduction Contributions shall be treated as Salary Reduction Contributions for the calendar year included in the period of Qualified Military Service for which they are made and not for the calendar year during which they are made.

                                   ARTICLE IX

                                    VESTING

                 SECTION 9.1 VESTING.

                 The balance inherited to each person's Basic Contribution Account, Matching Contribution Account, Rollover Account, Profit Sharing Account, Voluntary Account and Tappan Zee ESOP Account shall be 100% vested and non-forfeitable at all times. Subject to the provisions of section 9.5(a), the balance credited to each Employee's Optional Contribution Account shall become vested in accordance with the following schedule:

PERIOD OF SERVICE                   VESTED
     IN YEARS                     PERCENTAGE
-----------------                 ----------
0 but less than 2                        0%
2 but less than 3                       30%
3 but less than 4                       40%
4 but less than 5                       55%
5 but less than 6                       70%
6 but less than 7                       85%
7 or more                              100%

                 SECTION 9.2 VESTING ON DEATH, DISABILITY OR RETIREMENT.

                 Any previously unvested portion of the remainder of the balance credited to the Account of a Participant or of a person who is a Former Participant solely because he is excluded from participation under section 2.1(b) shall become fully vested in him immediately upon attainment of the later of age 65 or the fifth anniversary of participation in the Plan while still employed by the Employer or any Affiliated Employer, or, if earlier, upon the termination of his participation by reason of death, Disability, or Retirement.

                 SECTION 9.3 FORFEITURES ON TERMINATION OF EMPLOYMENT.

                 Upon the termination of employment of a Participant or Former Participant for any reason other than death, Disability, Retirement, that portion of the balance credited to his Account which is not vested at the date of such termination shall be forfeited (a) as of the last Valuation Date for the Plan Year in which a Break in Service occurs, if the Participant or Former Participant has received a distribution of any portion of the vested balance in his Account and (b) as of the last Valuation Date for the Plan Year in which the fifth of five consecutive Breaks in Service occur, in all other cases. The proceeds of such forfeitures, less amounts, if any, required to be credited because of re-employment pursuant to section 9.4, shall be treated as Forfeitures and shall be allocated among the Eligible Participants for the Plan Year in which the Forfeitures arise in the same manner as Employer Optional Contributions for such Plan Year. No Financed Shares allocated to a Participant's Account shall be forfeited until all other amounts credited to the Participant's account that are not vested have been forfeited.

                 SECTION 9.4 AMOUNT CREDITED UPON RE-EMPLOYMENT.

                 (a) If an Employee forfeited any amount of the balance credited to his Account upon his termination of employment with the Employer, and is re-employed prior to the occurrence of five consecutive Breaks in Service, then:

                        (i) an amount equal to the Fair Market Value of the
                 Shares forfeited, determined as of the date of forfeiture; and

                        (ii) the amount credited to his General Investment
                 Account that was forfeited, determined as of the date of forfeiture;

shall be credited back to his Account from the proceeds of Forfeitures which are redeemed pursuant to section 9.3 during the Plan Year in which he is re-employed, unless such proceeds are insufficient, in which case the Employer shall make an additional contribution in the amount of such deficiency. No such restoration shall be made unless the Participant repays the amount of any distribution made to him during the period beginning with the date if his termination of employment and ending with the end of the second Plan Year to begin after such termination of employment and such repayment occurs and such repayment occurs within five years after recommencing participation in the Plan.

                 (b) If a Former Participant receives a distribution from his Optional Contribution Account after his termination of employment but before he incurs five (5) consecutive Breaks in Service, then immediately prior to the first such distribution, the balance credited to his Optional Contribution Account shall be placed in a separate account, and the vested interest of such Former -Participant in such separate account at any relevant time shall be an amount "X" determined by applying the formula:

                           X = P x [AB+(R)xD)]-(R)xD)

where "P" is the vested percentage at the relevant time, "AB" is the separate account balance at the relevant time, "R" is the ratio of the separate account balance at the relevant time to the separate account balance immediately after the distribution, and "D" is the amount of the distribution. If such Former Participant again performs an Hour of Service before incurring five (5) consecutive Breaks in Service, his separate account or accounts shall be maintained; if his Optional Contribution Account and separate account subsequently become 100% vested, the separate account shall be merged into his Optional Contribution Account. An Employee's Years of Service subsequent to five
(5) consecutive Breaks in Service shall be disregarded for purposes of determining his vested interest in his separate account attributable to Employer Optional Contributions that accrued prior to such five (5) consecutive Breaks in Service.

                 SECTION 9.5 ACCELERATED VESTING UPON CHANGE IN CONTROL.

                 (a) The balance credited to each Participant's Optional Contribution Account shall become 100% vested upon the occurrence of a Change in Control of the Employer while the Participant is an Employee.

         (b) A Change in Control of the Employer shall be deemed to have occurred upon the happening of any of the following events:

                        (i) (consummation of a reorganization, merger or
                 consolidation of U.S.B. Holding Co., Inc. with one or more other persons, other than a transaction following which more than 20% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule l3d-3 promulgated under the Exchange Act) by a person who, on January 1, 1994, beneficially owned (within the meaning of Rule l3d-3 promulgated under the Exchange Act) more than 20% of the securities entitled to vote generally in the election of directors of U.S.B. Holding Co., Inc.

                        (ii) a transaction or series of transactions resulting
                 in the acquisition of all or substantially all of the assets of U.S.B. Holding Co., Inc. or beneficial ownership (within the meaning of Rule l3d-3 promulgated under the Exchange Act) of more than 20% of the outstanding securities of U.S.B. Holding Co., Inc. entitled to vote generally in the election of directors by any person or by any persons acting in concert, who do not, prior to such transaction or series of transactions already beneficially own more than 20% of such outstanding securities;

                        (iii) a complete liquidation or dissolution of U.S.B.
                 Holding Co., Inc., or approval by its stockholders of a plan for such liquidation or dissolution.

In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of U.S.B. Holding Co., Inc., an Affiliated Employer, or a subsidiary of either of them, by U.S.B. Holding Co., Inc., an Affiliated Employer, or a subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 9.5(b), the term "Person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

                                   ARTICLE X

                                 THE TRUST FUND

                 SECTION 10.1 THE TRUST FUND.

                 The Trust Fund shall be held and invested under the Trust Agreement with the Trustee. The provisions of the Trust Agreement shall vest such powers in the Trustee as to investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan, including provision for the appointment of one or more "investment managers" within the meaning of section 3(38) of ERISA to manage and control (including acquiring and disposing of) all or any of the assets of the Trust Fund, as the Board may from time to time authorize. Except as required by ERISA, no bond or other security shall be required of any Trustee at any time in office.

                 SECTION 10.2 INVESTMENTS.

                 (a) Except to the extent provided to the contrary in sections
10.3 and 10.4, the Trust Fund shall be invested in:

                        (i) Shares;

                        (ii) units of interest in such Investment Funds as may
                 be established from time to time by the Committee; and

                        (iii) such other investments as may be permitted under
                 the Trust Agreement;

in such proportions as shall be determined by the Committee or, if so provided under the Trust Agreement, as directed by one or more investment managers or by the Trustee, in its discretion; provided, however, that the investments of the Trust Fund attributable to the Optional Contribution Accounts and Basic Contribution Accounts of Participants, Former Participants and Beneficiaries shall be invested primarily in Shares. Notwithstanding the immediately preceding sentence, the Trustee may temporarily invest the Trust Fund in short-term obligations of, or guaranteed by, the United States Government or an agency thereof, or may retain uninvested, or sell investments to provide, amounts of cash required for purposes of the Plan.

                 SECTION 10.3 DIVERSIFICATION OF INVESTMENTS.

                 (a) Notwithstanding section 10.2, each Qualified Participant may:

                        (i) during the first 90 days of each of the first four
                 Plan Years to begin after the Plan Year in which he first becomes a Qualified Participant, elect that such percentage of the balance credited to his Basic Contribution Account and Optional Contribution Account as he may specify, but in no event more than 25% of the balance credited to his Basic Contribution Account and Optional Contribution Account, be invested in one or more of the Investment Funds; and

                        (ii) during the first 90 days of the fifth Plan Year to
                 begin after the Plan Year in which he first becomes a Qualified Participant or of any Plan Year thereafter, elect that such percentage of the balance credited to his Basic Contribution Account and Optional Contribution Account as he may specify, but in no event more than 50% of the balance credited to his Basic Contribution Account and Optional Contribution Account, be invested in one or more of the Investment Funds.

For purposes of an election under this section 10.3, the balance credited to a Participant's Basic Contribution Account and Optional Contribution Account shall be the balance credited to his Basic Contribution Account and Optional Contribution Account determined as of the last Valuation Date to occur in the Plan Year immediately preceding the Plan Year in which such election is made.

                 (b) An election made under section 10.3(a) shall be made in writing, in the form and manner prescribed by the Committee, and shall be filed with the Committee during the election period specified in section 10.3(a). As soon as is practicable following the end of the election period during which such election is made, the Committee shall take such actions as are necessary to cause the specified percentage of the balance credited to the Account of the Qualified Participant making the election to be invested in the specified Investment Funds. Any investments made pursuant to this section 10.3 shall be specifically allocated to the General Investment Account of the Qualified Participant for whom they are made.

                 (c) An election made under section 10.3(a) may be changed or revoked at any time during the election period described in section 10.3(a) during which it is initially made, during any subsequent election period described in section 10.3(a) or, upon at least 15 days' advance written notice given in the form and manner prescribed by the Committee, as of the first day of any calendar quarter of any Plan Year that begins after the Participant first becomes a Qualified Participant. In no event, however, shall any election under this section 10.3 result in more than 25% of the balance credited to the Participant's Account being invested at the direction of the Participant, if such election is made during a Plan Year to which section 10.3(a)(i) applies, or result in more than 50% of the balance credited to the Participant's Account being invested at the direction of the Participant, if such election is made during the Plan Year to which section 10.3(a)(ii) applies or thereafter.

                 SECTION 10.4 SELF-DIRECTION OF CERTAIN ACCOUNTS.

         Each Participant, Former Participant and Beneficiary of a deceased Former Participant shall have the right to direct the manner in which the balances credited to his Salary Reduction Account, Matching Contribution Accoun4 Rollover Contribution Account, Voluntary Contribution Account and Profit Sharing Account are invested among the Plan's Investment Funds in accordance with procedures established and communicated from time to time by the Committee.

                 SECTION 10.5 INFORMATION REGARDING INVESTMENT FUNDS.

                 (a) With respect to each Investment Fund, the Committee shall furnish or cause to be furnished to each Participant, Former Participant and Beneficiary of a deceased Former Participant, upon request, sufficient information to make informed decisions with regard to the Investment Funds and the incidents of ownership with respect to the Investment Funds, including, without limitation:

                        (i) an explanation that the Plan is intended to
                 constitute a participant directed individual account plan described in section 404(c) of ERISA, and that the fiduciaries of the Plan may be relieved of liability for any losses which are the direct and necessary result of investment directions given by a Participant, Former Participant or Beneficiary;

                        (ii) a description of the Investment Funds, a general
                 description of the investment objectives and risk and return characteristics of each and information relating to the type and diversification of assets comprising the portfolio of each;

                        (iii) identification of any designated investment
                 managers;

                        (iv) an explanation of the circumstances under which
                 investment instructions may be given with respect to each Investment Fund and an explanation of any specified limitations on such instructions under the Plan, including any restrictions on transfers to or from an Investment Fund and any restrictions on the exercise of voting, tender and similar rights appurtenant to an investment in each Investment Fund;

                        (v) a description of any transaction fees and expenses
                 which affect a Participant's, Former Participant's or Beneficiary's Account in connection with purchases or sales of interests in each Investment Fund;

                        (vi) the name, address and telephone number of the
                 person designated by the Committee to be responsible, upon request made, for providing the information described in section 10.5(b) and a description of such information;

                        (vii) in the case of an Investment Fund that is
                 registered under the Securities Act of 1933, as amended, a copy of the most recent prospectus relating thereto, such prospectus to be provided to a Participant, Former Participant or Beneficiary either immediately before or immediately after such person's first investment in such Investment Fund; and

                        (viii) subsequent to an investment in an Investment
                 Fund, any materials provided to the Plan relating to the exercise of voting, tender or similar rights which are incidental to the holding of an interest in such Investment Fund, to the extent that the exercise of such rights is passed through to Participants, Former Participants and Beneficiaries with an interest in the Investment Fund.

                 (b) In addition to the information furnished in accordance with section 10.4(a), the Committee shall furnish, or cause to be furnished, either automatically or upon request by a Participant, Former Participant or Beneficiary of a deceased Former Participant:

                        (i) a description of the annual operating expenses of
                 each Investment Fund which reduce the rate of return to Participants, Former Participants or Beneficiaries, and the aggregate amount of such expenses for a specified period of time expressed as a percentage of the average net assets of such Investment Period over the same period;

                        (ii) copies of any prospectuses, financial statements
                 and reports, and of any other materials relating to any Investment Fund, provided to the Plan;

                        (iii) a list of the assets comprising the portfolio of
                 each Investment Fund which constitute plan assets within the meaning of 29 C.F.R. ss.2510.3-101, the value of each such assets (or the portion of the Investment Fund which it comprises) and, with respect to each such asset which is a fixed rate investment contract issued by a bank, savings and loan association or insurance company, the name of the issuer of the contract, the term of the contract and the rate of return on the contract;

                        (iv) information concerning the value of the shares or
                 units of each Investment Fund, as well as the past and current investment performance of each Investment Fund, determined on a reasonable and consistent basis; and

                        (v) information concerning the value of shares or Units
                 in each Investment Fund held in the Account of the Participant, Former Participant or Beneficiary;

         all on the basis of the most current information available to the Committee or its designee.

                 (c) The Committee shall also furnish or cause to be furnished, upon request or otherwise to any Participant, Former Participant or Beneficiary such other information and take or

                 (b) Dividends paid with respect to Shares allocated to a person's Account shall be credited to such person's Account. Cash dividends credited to a person's Account shall be, at the direction of the Committee, either: (i) held in such Account and invested in accordance with sections 10.2 and 11.2; (ii) distributed immediately to such person; (iii) distributed to such person within 90 days of the close of the Plan Year in which such dividends were paid; or (iv) used to make payments of principal or interest on a Share Acquisition Loan; provided, however, that the Fair Market Value of Financed Shares released from the Loan Repayment Account equals or exceeds the amount of the dividend.

                 SECTION 12.3 VOTING RIGHTS.

                 (a) Each person shall direct the manner in which all voting rights appurtenant to Shares allocated to his Account will be exercised, provided that such Shares were allocated to his Account as of the applicable record date. Such person shall, for such purpose, be deemed a "named fiduciary" within the meaning of section 402(a)(2) of ERISA. Such a direction shall be given by completing and filing with the inspector of elections, the Trustee or such other person who the Employer as the Committee shall designate, at least 10 days prior to the date of the meeting of holders of Shares at which such voting rights will be exercised, a written direction in the form and manner prescribed by the Committee. The inspector of elections, the Trustee or such other person designated by the Committee shall tabulate the directions given on a strictly confidential basis, and shall provide the Committee with only the final results of the tabulation. The final results of the tabulation shall be followed by the Committee in directing the Trustee as to the manner in which such voting rights shall be exercised. The Committee shall make a reasonable effort to furnish, or cause to be furnished, to each person for whom an Account is maintained all annual reports, proxy materials and other information known by the Committee to have been furnished by the issuer of the Shares, or by my solicitor of proxies, to the holders of Shares.

                 (b) To the extent that any person shall fail to give instructions with respect to the exercise of voting rights appurtenant to Shares allocated to his Account, the Trustee shall cause such Shares to be voted in its discretion.

                 (c) The voting rights appurtenant to Financed Shares shall be exercised by the Trustee in its discretion.

                 SECTION 12.4 TENDER OFFERS.

                 (a) Each person shall direct whether Shares allocated to his Account will be delivered in response to any Tender Offer. Such person shall for such purpose, be deemed a "named fiduciary" within the meaning of section 402(a)(2) of ERISA. Such a direction shall be given by completing and filing with the Trustee or such other person who shall be independent of the Employer as the Committee shall designate, at least 10 days prior to the latest date for exercising a right to deliver Shares pursuant to such Tender Offer, a written direction in the form and manner prescribed by the Committee. The Trustee or other person designated by the Committee shall tabulate the directions given on a strictly confidential basis, and shall provide the Committee with only the final results of the tabulation. The final results of the tabulation shall be followed by the Committee in directing the number of Shares to be delivered. The Committee shall make a reasonable effort to furnish, or cause to be furnished, to each person for whom a Account is maintained, all information known by the Committee to have been furnished by the issuer or by or on behalf of any person making such Tender Offer, to the holders of Shares in connection with such Tender Offer.

                 (b) To the extent that any person shall fail to give instructions with respect to Shares allocated to his Account the Trustee shall determine whether to tender or otherwise offer for purchase, exchange or redemption such Shares in its discretion.

                 (c) In the case of any Tender Offer, any Financed Shares held in the Loan Repayment Account shall be dealt with by the Trustee in its discretion.

                                  ARTICLE XIII

                              WITHDRAWALS AND LOANS

                 SECTION 13.1 WITHDRAWALS DURING EMPLOYMENT.

                 (a) Each Participant or Former Participant in the active employment of the Employer shall be entitled, subject to the restrictions of section 13.2 (applicable in the case of a loan to a Participant or Former Participant), to withdraw once during each calendar quarter.

                        (i) if he has attained age 59 1/2, all or any portion
                 of the balance credited to his Salary Reduction Account; and

                        (ii) (A) if, as of the date of the withdrawal, a
                 Hardship (as determined under section 13.1(a)(ii)(B) has occurred, an amount necessary to alleviate the Hardship (as determined under section 13.1(a)(ii)(B) but in no event more than (I) the entire balance credited to the Participant's Salary Reduction Account,or (II) if less and the withdrawal is made after December 31, 1988 the sum of the balance credited to the Participant's Salary Reduction Account as of December 31, 1988 and not previously distributed plus the amount of Salary Reduction Contributions made by the Participant after December 31, 1988 and not previously distributed, provided, however, that no Participant or Former Participant may obtain more than one withdrawal during any period of two years.

                        (B)(I) A Hardship shall have occurred with respect to a
                 Participant or Former Participant if:

                        (I) Prior to January 1, 1989, the Participant or Former
                 Participant has an immediate and heavy need for funds:

                               (a) to pay medical expenses of the Participant
                        or Former Participant or his spouse or dependents; and

                               (b) to pay expenses for the education of the
                        Participant or Former Participant or his spouse or dependents; and

                               (c) to purchase a primary residence for the
                        Participant or Former Participant; and

                        (2) After December 31, 1988, the Participant or Former
                  Participant has a need for funds:

                               (a) to pay medical expenses (within the meaning
                        of section 213(d) of the Code) of the Participant or Former Participant or his spouse or dependents (within the meaning of section 152 of the Code; or

                               (b) to pay tuition costs for the next semester
                        or quarter of post-secondary education for the Participant or Former Participant or his spouse or dependents (within the meaning of section 152 of the Code); or

                               (c) to pay the expenses (excluding mortgage
                        payments) of purchasing the Participant's or Former Participant's principal residence; or

                               (d) to prevent the eviction of the Participant
                        or Former Participant from his principal residence or to prevent foreclosure on the mortgage of the Participant's or Former Participant's principal residence; or

                               (e) to be used in such other circumstances as
                        the Commissioner of Internal Revenue shall determine to qualify as a presumptive immediate and heavy financial need.

                        (II) A withdrawal from a Participant's or Former
                 Participant's Salary Reduction Account shall be deemed necessary to alleviate a Hardship if:

                               (I) In the case of a withdrawal made prior
                        to January 1, 1989:

                               (a) the amount withdrawn does not exceed the
                        expense which constitutes the Hardship; and

                               (b) payment of the expense which constitutes the
                        Hardship may not be deferred; and

                               (c) the expense which constitutes the Hardship
                        is substantial in amount; and

                               (d) any medical expenses which constitute a
                        Hardship are ineligible for reimbursement through insurance or otherwise.

                                (2) In the case of a withdrawal made after
                        December 31, 1989, either:

                                (a) the Participant or Former Participant
                        certifies, in a written certification on which the Committee may reasonably rely, that the Hardship cannot be relieved:

                                       (i) through reimbursement or compensation
                                 by insurance or otherwise; or

                                       (ii) by reasonable liquidation of the
                                 assets of the Participant or Former
                                 Participant, or assets of the Participant's or Former Participant's spouse or dependents (within the meaning of section 152 of the Code) that are reasonably available to the Participant or Former Participant, except to the extent that such liquidation would itself give rise to a Hardship; or

                                        (iii) by ceasing to make Voluntary
                                 Contributions and Salary Reduction
                                 Contributions to the Plan or employee
                                 contributions under any other qualified or non-qualified plan maintained by the Employer or any other employer; or

                                        (iv) by (a) taking payments which are
                                 then available under any other qualified or non-qualified plan maintained by the Employer or any other employer, or (b) obtaining loans under any qualified or non-qualified plan maintained by the Employer or any other employer that are not, at the time of origination, treated as taxable distributions under section 72(p) of the Code, or (c) borrowing from commercial sources on reasonable commercial terms; or

                                 (B) The Participant or Former Participant
                        satisfies such other conditions as the Commissioner of Internal Revenue shall determine to be justification for a presumption that a withdrawal is necessary to alleviate a Hardship.

                        (e) Withdrawals made pursuant to this section 13.2 shall
                 be made pursuant to a written request (which request shall be irrevocable), in the form and manner prescribed by the Committee, and for an amount not less than $500 and shall be effected as soon as practicable after receipt of the request by liquidating all or a portion of the interests of such Participant or Former Participant in such Investment Funds as may be specified in his withdrawal request; provided, however, if proportions are not specified, the withdrawal shall be made proportionately from all Investment Funds other than Shares represented in the Account from which the withdrawal is made and no Shares shall be sold unless necessary to fund the withdrawal; and

                 SECTION 13.2 LOANS TO PARTICIPANTS.

                 (a) To the extent permitted under and subject to the terms and conditions of a loan policy established by the Committee, an individual may borrow from his Accounts. Any such loan policy shall conform to the following requirements:

                        (i) Unless the policy expressly provides otherwise, only
                 Participants and Former Participants who are Employees may obtain loans under the Plan;

                        (ii) The maximum loan permitted shall be the lesser of
                 (A) 50% of the vested portion of the borrower's Accounts, or
                 (ii) $50,000, reduced by the highest aggregate outstanding principal balance on all other loans outstanding to the individual under the Plan on any day during the one-year period ending on the day before the date of the loan. The minimum loan permitted shall not be in excess of $1,000.

                        (ii) The period of repayment for any loan shall be
                 arrived at by mutual agreement between the Committee and the borrower, but such period in no event shall exceed 5 years (except if the loan is used to acquire any dwelling unit that within a reasonable time is to be used as the principal residence of the borrower, in which case a loan may have a maximum term established by the Committee of up to 30 years).

                        (iii) The borrower shall execute a promissory note for
                 the amount of the loan (including interest), payable to the order of the Trustee and, as collateral security therefor, shall pledge to the Trustee and grant the Trustee a security interest in his vested Account balance.

                        (iv) Each loan shall bear interest at the prevailing
                 commercial rate, which shall be determined by the Committee based upon market conditions for loans of similar duration and quality.

                        (v) To the extent permitted by applicable law, the
                 Committee may require, as a condition of approving a loan, that the borrower make payments thereon by payroll deduction.

                        (vi) Payments of interest and principal on a loan shall
                 be made in substantially level installments, at least quarterly, in such amounts that the loan will be repaid over the term of the loan; provided, however, that the Committee may, at the request of the borrower, suspend all payments of principal and interest otherwise due during a period of service in the uniformed services of the United States
                 (within the meaning of chapter 43 of Title 38 of the United States Code). In such event, no interest shall accrue during the period of suspension, the maturity date of the loan shall be extended by a period equal in length to the period of suspension, and loan payments shall be resumed promptly at the conclusion of the suspension period.

                        (vii) A borrower may prepay his loan on any Valuation
                 Date, provided he pays the full amount of the loan plus all interest accrued and unpaid thereon. Subject to such other terms and conditions as may be established from time to time by the Committee, a borrower may prepay a portion of his loan on any Valuation Daft.

                        (viii) Unless the policy expressly provides otherwise,
                 termination of the borrower's employment with all Participating Employers and Affiliated Employers shall constitute a default by the borrower resulting in the entire outstanding principal balance of his loan becoming immediately due and payable.

                 (b) Funds to extend a loan shall be obtained by liquidating all or a portion of the borrower's interest in the Plan, in the following order of priority (i) uninvested cash; (ii) interests in Investment Funds other than Shares, in such proportions as the borrower may specify; and (iii) Shares. In exchange therefor, the borrower's promissory note shall be held as a special investment of his Accounts. All payments of principal and interest shall be reinvested in the Investment Funds for the borrower's Accounts.

                 (c) Upon default by a borrower in any of the terms of a loan under this section 13.2, or if the employment of a Participant terminates when a loan is outstanding to him under this section 13.2, the loan will, at the option of the Committee, become immediately due and payable. In such case, if the Participant's employment has been terminated or if the Committee has tried unsuccessfully to collect the debt through judicial proceedings, then the Committee may charge the unpaid balance thereon against the borrower's vested interest in his Accounts; provided, however, that the Committee shall not charge such unpaid loan against a borrower's Accounts until, and then only to the extent that, a borrower is entitled to elect a distribution under this
         Article XIII. Notwithstanding the foregoing, in the event that a borrower fails to make a payment of principal or interest when due, unless the terms of the documents governing the loan provide otherwise, the entire principal amount of the loan plus accrued interest shall, for federal income tax purposes, be deemed distributed to the borrower on the last business day of the calendar quarter that includes the earlier of
         (i) the last day of any grace period established under the documents governing the loan or (ii) the last day of the calendar quarter following the calendar quarter in which the required payment was due. Such deemed distribution shall not relieve the borrower of his repayment obligation unless the amount thereof is charged against the borrower's vested interest in his Accounts.

                 (d) (i) In the event that a borrower fails to make a payment of principal or interest when due, unless the terms of the documents governing the loan provide otherwise, the entire principal amount of the loan plus accrued interest shall, for federal income tax purposes, be deemed distributed to the borrower on the last business day of the calendar quarter that includes the earlier of (i) the last day of any grace period established under the documents governing the loan of (ii) the last day of the calendar quarter following the calendar quarter in which the required payment was due. Such deemed distribution shall not relieve the borrower of his repayment obligation, and interest shall continue to accrue in accordance with the terms of the loan, unless and until the amount thereof is charged against the borrower's vested interest in his Account or is repaid in full; provided, however, that no interest accruing after the date of the deemed distribution shall give rise to a further deemed distribution. In no event shall any deemed distribution be treated as a non-taxable distribution of employee contributions.

                 (ii) In the event, and on and as of the date, that the outstanding amount of any loan is deemed distributed to the borrower, the Committee shall charge the entire unpaid balance of such loan, together with any interest accrued and unpaid thereon, against the borrower's vested interest in his Account. Whenever the unpaid balance of a loan (plus any interest accrued and unpaid thereon) is charged against a borrower's vested interest in his Account, it shall be charged in the following order, to the extent then available for payment or withdrawals against: (i) the amount credited to his Rollover Account; (ii) the amount credited to his Voluntary Contribution Account; (iii) the vested portion of his Salary Reduction Account;
         (iv) the vested portion of his Basic Contribution Account; (v) the vested portion of his Matching Contribution Account; (vi) the vested portion of his Optional Contribution Account; (vii) the vested portion of the balance credited to his Profit Sharing Account; and (viii) the vested portion of the balance credited to his Tappan Zee ESOP Account. To the extent that the unpaid balance of the loan (plus any interest accrued and unpaid thereon) shall exceed the portion of the borrower's Account against which a charge may be made, such excess shall continue to be held as a receivable and, if such excess includes any unpaid principal, interest shall continue to accrue thereon until charged off or paid in full.

                 (iii) A borrower may, at any time, repay all or any portion of the outstanding balance of a loan (and any interest that has accrued and is unpaid) that has been deemed distributed in accordance with section 13.2(c)(i) but has not been charged against his Account in accordance with section 13.2(c)(ii). The amount of any such payment (principal and interest) shall be credited to the borrower's Account and shall, solely for the purpose of determining the income tax treatment of any subsequent distribution from his Account, be treated as an employee contribution.

                 (d) No borrower who has an outstanding loan shall be permitted to obtain a withdrawal or distribution from his Accounts if, after such withdrawal or distribution, the vested balance credited to his Accounts (including the value of the promissory note to be held as a special investment of his Account under section 13.2(b)) would be less than the outstanding principal amount of his loan.

                                  ARTICLE XIV

                              PAYMENT OF BENEFITS

                 SECTION 14.1 IN GENERAL.

                 The balance credited to a Participant's or Former Participant's Account under the Plan shall be paid only at the times, to the extent, in the manner and to the persons provided in this Article XIV.

                 SECTION 14.2 DESIGNATION OF BENEFICIARIES.

          (a) Subject to section 14.2(b), any person entitled to a benefit under the Plan may designate a Beneficiary to receive any amount to which he is entitled that remains undistributed on the date of his death. Such person shall designate his Beneficiary (and may change or revoke any such designation) in writing in the form and manner prescribed by the Committee. Such designation, and any change or revocation thereof, shall be effective only if received by the Committee prior to such person's death and shall become irrevocable upon such person's death.

          (b) A Participant or Former Participant who is married shall automatically be deemed to have designated his spouse as his Beneficiary, unless, prior to the time such designation would, under section 14.2(a), become irrevocable:

                     (i) the Participant or Former Participant designates an
              additional or a different Beneficiary in accordance with this section 14.2; and

                     (ii) (A) the spouse of such Participant or Former
              Participant consents to such designation in a writing that acknowledges the effect of such consent and is witnessed by a Plan representative or a notary public; or (B) the spouse of such Participant or Former Participant has previously consented to such designation by signing a written waiver of any right to consent to any designation made by the Participant or Former Participant, and such waiver acknowledged the effect of the waiver and was witnessed by a Plan representative or a notary public; or (C) it is established to the satisfaction of a Plan representative that the consent required under section 14.2(b)(ii)(A) may not be obtained because such spouse cannot be located or is not required because of other circumstances permitted under regulations issued by the Secretary of the Treasury.

          (c) In the event that a Beneficiary entitled to payments hereunder shall die after the death of the person who designated him but prior to receiving payment of his entire interest in the Account of the person who designated him, then such Beneficiary's interest in the Account of such person, or any unpaid balance thereof, shall be paid as provided in section 14.3 to the Beneficiary who has been designated by the deceased Beneficiary, or if there is none, to the executor or administrator of the estate of such deceased Beneficiary, or if no such executor or administrator is appointed within such time as the Committee, in his sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased Beneficiary as the Committee may select. If a person entitled to a benefit under the Plan and any of the Beneficiaries designated by him shall die in such circumstances that there shall be substantial doubt as to which of them shall have been the first to die, for all purposes of the Plan, the person who made the Beneficiary designation shall be deemed to have survived such Beneficiary.

                 (d) If no Beneficiary survives the person entitled to the benefit under the Plan or if no Beneficiary has been designated by such person, such benefit shall be paid to the executor or administrator of the estate of such person, or if no such executor or administrator is appointed within such time as the Committee, in his sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

                 SECTION 14.3 DISTRIBUTIONS TO PARTICIPANTS AND FORMER
                              PARTICIPANTS.

                 (a)(i) The vested portion of the balance credited to a Participant's or a Former Participant's Account shall be distributed to him commencing as of the last Valuation Date to occur in the Plan Year in which the Participant or Former Participant terminates employment with the Employer or attains age 65, whichever is later, unless the Participant or Former Participant elects otherwise pursuant to section 14.3(a)(ii), and the payment, or first in a series of payments, shall be actually made within sixty (60) days following such Valuation Date; provided, however, that required minimum distributions shall be made earlier in accordance with section 14.7; and provided, further, that if termination of employment occurs prior to January 1, 1998 and the total vested balance credited to his Account at termination of employment is $3,500 or less, or if termination of employment occurs after December 31, 1998 and the total vested balance credited to his Account at termination of employment is $5,000 (or such higher amount as may be prescribed by law) or less, his entire vested interest in his Account shall be paid to him in a single lump sum as soon as practicable after termination of employment.

                        (ii) A Participant or Former Participant may, upon request on a form provided by the Committee and filed with the Committee not later than 15 days prior to the date on which his employment with the Employer terminates, elect that his vested interest in his Account be paid commencing as of any earlier or later Valuation Date after his termination of employment, but in no event later than the last Valuation Date to occur in the calendar year in which the Participant or Former Participant attains age 70 1/2, in which case the payment, or first in a series of payments, shall be made within three months following such Valuation Date.

                 (b)(i) Subject to section 14.3(b)(ii), the vested portion of the balance credited to the Account of a Participant or Former Participant will be paid to him, commencing as of the Valuation Date determined under section 14.3(a), in substantially equal annual installments over a fixed period equal to the greater of:

                               (A) five years; or

                               (B) if the vested portion of the balance credited
                        to the Account of the Participant or Former Participant, determined as of the Valuation Date determined under section 13.3(a), is greater than $500,000 (or such larger amount as may be prescribed by the Secretary of the Treasury pursuant to section 409(o) of the Code), the sum of five years plus the lesser of (I) five additional years, or (II) one additional year for each $100,000 (or fraction thereof) by which the vested portion of the balance credited to the Participant's or Former Participant's Account exceeds $500,000 (or such larger amount as may be prescribed by the Secretary of the Treasury pursuant to section 409(o) of the Code).

                        (ii) A Participant or Former Participant may, upon request on a form provided by the Committee and filed with the Committee not later than 15 days prior to the date on which his employment terminates, elect that the vested portion of the balance credited to his Account be paid, commencing as of the Valuation Date determined under section 13.3(a):

                               (A) in substantially equal annual installments over a fixed period not to exceed the life expectancy of the Participant or Former Participant; or

                               (B) subject to section 14.4, in a lump sum payment

                               (c) If any person entitled to a benefit under the Plan dies before his entire benefit has been distributed to him, then the remainder of such benefit shall be paid to the Beneficiary designated by him under section 14.2 either:

                        (i) subject to section 14.4 in a lump sum distribution
                 as of the Valuation Date next following the date of his death, and the amount thereof shall be based upon the vested portion of the balance credited to his Account as of such Valuation Date; or

                        (ii) subject to section 14.4 if, prior to the death of
                 the Participant or Former Participant whose vested Account is being distributed, an election pursuant to section 14.3(b)(ii)(B) is in effect for him, in a lump sum distribution as of the Valuation Date specified in such election, or, if earlier, as of the latest Valuation Date that would permit payment to be made within five years after the Participant's or Former Participant's death, and the amount thereof shall be based upon the vested portion of the balance credited to his Account as of such Valuation Date; or

                        (iii) if, prior to the death of the Participant or
                 Former Participant whose vested Account is being distributed, an election pursuant to section 14.3(b)(ii)(A) is in effect for him:

                               (A) over the period and at the times set forth in
                        such election, if distribution has begun prior to the Participant's or Former Participant's death; or

                               (B) commencing at the time set forth in such
                        election and over the period set forth in such election (or, if less, over a period equal to the life expectancy of the Beneficiary of the deceased Participant or Former Participant), if the deceased Participant's or Former Participant's spouse is his Beneficiary and distribution has not begun prior to the deceased Participant's or Former Participant's death; or

                               (C) commencing on the date specified in such
                        election (or, if earlier, the last Valuation Date that will permit payment to begin within one year after the deceased Participant's or Former Participant's death) and over the period set forth in such election (or, if less, over a period equal to the life expectancy of the Beneficiary of the deceased Participant or Former Participant), if the deceased Participant's or Former Participant's Beneficiary is a natural person other than his spouse and distribution has not begun prior to the deceased Participant's or Former Participant's death;

         and the amount thereof shall be based upon the vested portion of the balance credited to his Account as of the Valuation Dates as of which payments are determined; or

                        (iv) upon written application of the Beneficiary made in such form and manner as the Committee may prescribe, at another time or in another manner permitted under section 14.3(a) or (b), subject to the following limitations:

                               (A)(I) If such Beneficiary is a Designated
                 Beneficiary other than the spouse of the deceased Participant or Former Participant whose vested Account is being distributed, a distribution that commences within one year after such deceased Participant's or Former Participant's death shall be made over a fixed period that does not exceed the life expectancy of such Designated Beneficiary when distribution commences.

                               (II) If such Designated Beneficiary is the spouse
                 of the deceased Participant or Former Participant whose vested Account is being distributed, a distribution that commences no later than the later of: (1) the date on which the deceased Participant or Former Participant would have attained age
                 70 1/2 had he lived; or (2) the first anniversary of the death of such deceased Participant or Former Participant; shall be made over a fixed period that does not exceed the life expectancy of such Designated Beneficiary when distribution commences.

                               (III) In all other cases where the spouse of the
                 deceased Participant or Former Participant whose vested Account is being distributed is not the Beneficiary, payment must be completed within five years after the death of such deceased Participant or Former Participant.

                               (B) In cases where distribution has commenced
                 prior to the death of the deceased Participant or Former Participant whose vested Account is being distributed, distribution must be completed as least as rapidly as under the method in effect prior to such deceased Participant's or former Participant's death.

                 SECTION 14.4 MANNER OF PAYMENT.

                 Payments of distributions shall be paid, in accordance with the written direction of the person requesting the payment, in whole Shares plus cash in lieu of fractional Shares or, in the case of balances credited to Accounts other than the Employer Optional Account, in cash, or in a combination of cash and whole Shares. Such written direction shall be given in such form and manner as the Committee may prescribe. If no such direction is given, then payment shall be made in the maximum number of whole Shares that may be acquired with the amount of the payment, plus, if necessary, an amount of money equal to any remaining amount of the payment that is less than the Fair Market Value of a whole Share. The Committee may impose reasonable and uniformly applied restrictions on the timing and amount of cash distributions to the extent necessary to provide for the orderly sale of Shares by the Plan.

                 SECTION 14.5 PUT OPTIONS.

                 (a) Except as provided otherwise in section 14.5(b), each Participant or Former Participant to whom Shares are distributed under the Plan, each Beneficiary of a deceased Participant or Former Participant, including the estate of a deceased Participant or Former Participant, to whom Shares are distributed under the Plan, and each person to whom such a Participant, Former Participant or Beneficiary gives Shares that have been distributed under the Plan shall have the right to require the Employer to purchase from him all or any portion of such Shares. A person shall exercise such right by delivering to the Employer a written notice, in such form and manner as the Employer may by written notice to such person prescribe, setting forth the number of Shares to be purchased by the Employer, the number of the stock certificate evidencing such person's ownership of such Shares, and the effective date of purchase. Such notice shall be given, and the effective date of the purchase specified therein shall be, no later than the last day of the fifteenth calendar month to begin after the date on which the Shares to be purchased by the Employer were distributed from The Plan. As soon as practicable following its receipt of such notice, the Employer shall take such actions as are necessary to purchase the Shares specified in such notice at a price per Share equal to the Fair Market Value of a Share determined as of the effective date of the purchase.

                 (b) The Employer shall have no obligation to purchase any Share
         (i) pursuant to a notice given, or on an effective date of purchase, after the last day of the fifteenth calendar month to begin after the date on which such Share was distributed from the Plan; (ii) following the earliest date on which Shares are publicly traded on an established market; or (iii) if the Employer is a "Employer, within the meaning of section 581 of the Code and is prohibited by law from redeeming or purchasing its own securities.

                 SECTION 14.6 RIGHT OF FIRST REFUSAL.

                 (a) For any period during which Shares are not publicly traded on any established market, no person who owns Shares that were distributed from the Plan, other than a person to whom such Shares were sold in compliance with this section 14.6, shall sell such Shares to any person other than the Employer without first offering to sell such Shares to the Employer (or person designated by the Employer) in accordance with this section 14.6.

                 (b) In the event that a person to whom this section 14.6 applies shall receive and desire to accept from a person other than the Employer a bona fide offer to purchase Shares to which this section
         14.6 applies, he shall furnish to the Employer a written notice which shall:

                        (i) include a copy of such offer to purchase;

                        (ii) offer to sell to the Employer the Shares subject to
                 such offer to purchase at a price per Share that is equal to the greater of:

                               (A) the price per Share specified in such offer
                        to purchase; or

                               (B) the Fair Market Value of a Share as of the
                        date of purchase;

                        and otherwise upon the same terms and conditions as
                 those specified in such offer to purchase; and

                        (iii) include an indication of his intention to accept
                 such offer to purchase if the Employer does not accept his offer to sell.

                 (c) The Employer shall have the right to purchase the Shares covered by the offer to sell contained in a notice given pursuant to section 14.6(b), on the terms and conditions specified in such notice, by written notice given to the party making the offer to sell not later than the fourteenth day after the notice described in section 14.6(b) is given. If the Employer does not give such a notice during the prescribed fourteen day period, then the person owning such Shares may accept the offer to purchase described in the notice.

                 SECTION 14.7 MINIMUM REQUIRED DISTRIBUTIONS.

                 (a) Required minimum distributions of a Participant's or Former Participant's Account shall commence no later than:

                        (i) if the Participant or Former Participant attained
                 age 70 1/2 prior to January 1, 1988 and was not a Five Percent Owner at any time during the Plan Year ending in the calendar year in which he attained age 70 1/2, during any of the four preceding Plan Years or during any subsequent years, the later of (A) the calendar year in which he attains or attained age 70 1/2 or (B) the calendar year in which he terminates employment with the Employer; or

                        (ii) if the Participant or Former Participant attained
                 age 70 1/2 prior to January 1, 1988 and is or was a Five Percent Owner at any time during the Plan Year ending in the calendar year in which he attained age 70 1/2, or during any of the four preceding Plan Years or during any subsequent years, the later of (A) the calendar year in which he attains age 70 1/2 or (B) the calendar year in which he first becomes a Five Percent Owner; or

                        (iii) if the Participant or Former Participant attains
                 age 70 1/2 after December 31, 1987 and before January 1, 1997, in all other cases, the calendar year in which the Participant or Former Participant attains age 70 1/2; or

                        (iv) if the Participant or Former Participant attains
                 age 70 1/2 after December 31, 1998 and was not a Five Percent Owner at any time during the Plan Year ending in the calendar year in which he attained age 70 1/2, during any of the four preceding Plan Years or during any subsequent years, the later of (A) the calendar year in which he attains or attained age 70 1/2 or (B) the calendar year in which he terminates employment with the Employer and all Affiliated Employers; or

                        (v) if the Participant or Former Participant attains age
                 70 1/2 after December 31, 1998 and is or was a Five Percent Owner at any time during the Plan Year ending in the calendar year in which he attained age 70 1/2, during any of the four preceding Plan Years or during any subsequent years, the later of (A) the calendar year in which he attains age 70 1/2 or (B) the calendar year in which he first becomes a Five Percent Owner;

         provided, however, that any Participant who is employed by an Employer after December 31, 1996 may elect not to receive, or to discontinue receiving, such required minimum distributions until April 1 of the year following the year in which such Participant terminates employment or is or becomes a Five Percent Owner, whichever is earlier.

                 (b) The required minimum distributions contemplated by section 14.7(a) shall be made as follows:

                        (i) The minimum required distribution to be made for the
                 calendar year for which the first minimum distribution is required shall be no later than April 1st of the immediately following calendar year and shall be equal to the quotient obtained by dividing (A) the vested balance credited to the Participant's or Former Participant's Account as of the last Valuation Date to occur in the calendar year immediately preceding the calendar year in which the first minimum distribution is required

                 (adjusted to account for any additions thereto or subtractions therefrom after such Valuation Date but on or before December 31st of such calendar year); by (B) the Participant's or Former Participant's life expectancy (or, if his Beneficiary is a natural person, the joint life and last survivor expectancy of him and his Beneficiary; and

                        (ii) the minimum required distribution to be made for
                 each calendar year following the calendar year for which the first minimum distribution is required shall be made no later than December 31st of the calendar year for which the distribution is required and shall be equal to the quotient obtained by dividing (A) the vested balance credited to the Participant's or Former Participant's Account as of the last Valuation Date to occur in the calendar year prior to the calendar year for which the distribution is required (adjusted to account for any additions thereto or subtractions therefrom after such Valuation Date but on or before December 31st of such calendar year and, in the case of the distribution for the calendar year immediately following the calendar year for which the first minimum distribution is required, reduced by any distribution for the prior calendar year that is made in the current calendar year); by (B) the Participant's or Former Participant's life expectancy (or, if his Beneficiary is a Designated Beneficiary, the joint life and last survivor expectancy of him and his Beneficiary).

For purposes of this section 14.7, the life expectancy of a Participant or Former Participant (or the joint life and last survivor expectancy of a Participant or Former Participant and his Designated Beneficiary) for the calendar year in which the Participant or Former Participant attains age 70 1/2 shall be determined on the basis of Tables V and VI, as applicable, of section 1.72-9 of the Income Tax Regulations as of the Participant's or Former Participant's and Beneficiary's birthday in such year. Such life expectancy or joint life and last survivor expectancy for any subsequent year shall be equal to the excess of (1) the life expectancy or joint life and last survivor expectancy for the year in which the Participant or Former Participant attains age 70 1/2, over (2) the number of whole years that have elapsed since the Participant or Former Participant attained age 70 1/2.

                 (c) Payment of the distributions required to be made to a Participant or Former Participant under this section 14.7 shall be made in accordance with section 14.4.

                 SECTION 14.8 DIRECT ROLLOVER OF ELIGIBLE ROLLOVER
                              DISTRIBUTIONS.

                 (a) A Distributee may elect, at the time and in the manner prescribed by the Plan Administer, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

                 (b) The following rules shall apply with respect to Direct Rollovers made pursuant to this section 14.8:

                        (i) A Participant may only elect to make a Direct
                 Rollover of an Eligible Rollover Distribution if such Eligible Rollover Distribution (when combined with other Eligible Rollover Distributions made or to be made in the same calendar year) is reasonably expected to be at least $200;

                        (ii) If a Participant elects a Direct Rollover of a
                 portion of an Eligible Rollover Distribution, that portion must be equal to at least $500; and

                        (iii) A Participant may not divide his or her Eligible
                 Rollover Distribution into separate distributions to be transferred to two or more Eligible Retirement Plans.

                 (c) For purposes of this section 14.8 and any other applicable section of the Plan, the following definitions shall have the following meanings:

                        (i) "Direct Rollover" means a payment by the Plan to the
                 Eligible Retirement Plan specified by the Distributee.

                        (ii) "Distributee" means an Employee or former Employee.
                 In addition, the Employee's or former Employee's surviving spouse and the Employee's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order are considered Distributees with regard to the interest of the spouse or former spouse.

                        (iii) "Eligible Retirement Plan" means an individual
                 retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) or the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the current or former spouse who is the alternative payee under a Qualified Domestic Relations Order or to a surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                        (iv) "Eligible Rollover Distribution" means any
                 distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; withdrawals during service after December 31, 1999 on account of Hardship; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                 SECTION 14.9 VALUATION OF SHARES UPON SETTLEMENT TO THE
                              PARTICIPANT.

                 Notwithstanding any contrary provision in this Article XIV, in the event that all or a portion of a payment of a distribution to a Participant is to be made in cash and such distribution requires a sale of Shares, such Participant shall only be entitled to receive the proceeds of the Shares allocated to his Account that are sold in connection with such distribution.

                                   ARTICLE XV

                                 ADMINISTRATION

                 SECTION 15.1 NAMED FIDUCIARIES.

                 The term "Named Fiduciary" shall mean (but only to the extent of the responsibilities of each of them) the Committee, the Board and the Trustee. This Article XIV is intended to allocate to each Named Fiduciary the responsibility for the prudent execution of the functions assigned to him or it, and none of such responsibilities or any other responsibility shall be shared by two or more of such Named Fiduciaries. Whenever one Named Fiduciary is required by the Plan or Trust Agreement to follow the directions of another Named Fiduciary, the two Named Fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of the Named Fiduciary giving the directions shall be deemed his sole responsibility, and the responsibility of the Named Fiduciary receiving those directions shall be to follow them insofar as such instructions we are on their face proper under applicable law.

                 SECTION 15.2 COMMITTEE RESPNSIBILITIES.

                 The Committee shall, subject to the responsibilities of the Board, have the following responsibilities:

                 (a) To maintain records necessary or appropriate for the administration of the Plan;

                 (b) To give and receive such instructions, notices, information, materials, reports and certifications to the Trustee as may be necessary or appropriate in the administration of the Plan;

                 (c) To prescribe forms and make rules and regulations consistent with the terms of the Plan;

                 (d) To require such proof of age or evidence of good health of an Employee, Participant or Former Participant or the spouse of either, or of a Beneficiary as may be necessary or appropriate in the administration of the Plan;

                 (e) To prepare and file, distribute or furnish all reports, plan descriptions, and other information concerning the Plan, including, without limitation, filings with the Secretary of Labor and communications with Participants, Former Participants and other persons, as shall be required of the plan administrator under ERISA;

                 (f) To determine any question arising in connection with the Plan, and the Committee's decision or action in respect thereof shall be final and conclusive and binding upon the Employer, the Trustee, Participants, Former Participants, Beneficiaries and any other person having an interest under the Plan;

                 (g) Subject to the provisions of section 15.4, to review and dispose of claims under the Plan filed pursuant to section 15.3;

                 (h) If the Committee shall determine that by reason of illness, senility, insanity, or for any other reason, it is undesirable to make any payment to a Participant Former Participant, Beneficiary or any other person entitled thereto, to direct the application of any amount so payable to the use or benefit of such person in any manner that he may deem advisable or to direct in his discretion the withholding of any payment under the Plan due to any person under legal disability until a representative competent to receive such payment in his behalf shall be appointed pursuant to law;

                 (i) To hear and decide appeals, pursuant to the claims procedure contained in section 15.5 of the Plan;

                 (j) To review the performance of the Trustee and such investment managers as may be appointed in or pursuant to the Trust Agreement in investing, managing and controlling the assets of the Plan;

                 (k) To the extent required by ERISA, to establish a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA, and to review such policy and method at least annually;

                 (1) To report and make recommendations to the Board regarding changes in the Plan, including changes in the operation and management of the Plan and removal and replacement of the Trustee and such investment managers as may be appointed in or pursuant to the Trust Agreement;

                 (m) To the extent provided under and subject to the provisions of the Trust Agreement, to appoint "investment managers" as defined in section 3(38) of ERISA to manage and control (including acquiring and disposing of) all or any of the assets of the Plan;

                 (n) With the prior approval of the Board, to direct the Trustee to obtain one or more Share Acquisition Loans;

                 (o) To develop and provide procedures and forms necessary to enable Participants to give voting and tendering directions on a confidential basis;

                 (p) To perform any duty or take any action which is allocated to the Committee under the Plan.

The Committee shall have the power and authority necessary or appropriate to carry out its responsibilities.

                 SECTION 15.4 CLAIMS PROCEDURE.

                 Any claim relating to benefits under the Plan shall be filed with the Committee on a form prescribed by him. If a claim is denied in whole or in part, the Committee shall give the claimant written notice of such denial, which notice shall specifically set forth:

                 (a) The reasons for the denial;

                 (b) The pertinent Plan provisions on which the denial was based;

                 (c) Any additional material or information necessary for the claimant to perfect his claim and an explanation of why such material or information is needed; and

                 (d) An explanation of the Plan's procedure for review of the denial of the claim.

In the event that the claim is not granted and notice of denial of a claim is not furnished by the 30th day after such claim was filed, the claim shall be deemed to have been denied on that day for the purpose of permitting the claimant to request review of the claim.

                 SECTION 15.5 CLAIMS REVIEW PROCEDURE.

                 Any person whose claim filed pursuant to section 15.3 has been denied in whole or in part by the Committee may request review of the claim by the Committee, upon a form prescribed by the Committee. The claimant shall file such form (including a statement of his position) with the Committee no later than 60 days after the mailing or delivery of the written notice of denial provided for in section 15.3, or, if such notice is not provided, within 60 days after such claim is deemed denied pursuant to section 15.3. The claimant shall be permitted to review pertinent documents. A decision shall be rendered by the Committee and communicated to the claimant not later than 30 days after receipt of the claimant's written request for review. However, if the Committee finds it necessary, due to special circumstances (for example, the need to hold a hearing), to extend this period and so notifies the claimant in writing, the decision shall be rendered as soon as practicable, but in no event later than 120 days after the claimant's request for review. The Committee's decision shall be in writing and shall specifically set forth:

                 (a) The reasons for the decision; and

                 (b) The pertinent Plan provisions on which the decision is based.

Any such decision of the Committee shall be binding upon the claimant and the Employer, and the Committee shall take appropriate action to carry out such decision.

                 SECTION 15.6 ALLOCATION OF FIDUCIARY RESPONSIBILITIES  AND
                              EMPLOYMENT OF ADVISORS.

                 Any Named Fiduciary may:

                 (a) Allocate any of his or its responsibilities (Other than trustee responsibilities) under the Plan to such other person or persons as he or it may designate, provided that such allocation and designation shall be in writing and filed with the Committee;

                 (b) Employ one or more persons to render advice to him or it with regard to any of his or its responsibilities under the Plan; and

                 (c) Consult with counsel, who may be counsel to the Employer.

                 SECTION 15.7 OTHER ADMINISTRATIVE PROVISIONS.

                 (a) Any person whose claim has been denied in whole or in part must exhaust the administrative review procedures provided in section 15.4 prior to initiating any claim for judicial review.

                 (b) No bond or other security shall be required of a member of the Committee, or any officer or Employee of the Employer to whom fiduciary responsibilities are allocated by a Named Fiduciary, except as may be required by ERISA.

                 (c) Subject to any limitation on the application of this
         section 15.6(c) pursuant to ERISA, neither the Committee, nor a member of the Committee, nor any officer or Employee of the Employer to whom fiduciary responsibilities are allocated by a Named Fiduciary, shall be liable for any act of omission or commission by himself or by another person, except for his own individual willful and intentional malfeasance.

                 (d) The Committee or the Committee may, except with respect to actions under section 15.4, shorten, extend or waive the time (but not beyond 60 days) required by the Plan for filing any notice or other form with the Committee or the Committee, or taking any other action under the Plan.

                 (e) The Committee or the Committee may direct that the costs of services provided pursuant to section 15.5, and such other reasonable expenses as may be incurred in the administration of the Plan, shall be paid out of the funds of the Plan unless the Employer shall pay them.

                 (f) Any person, group of persons, committee, corporation or organization may serve in more than one fiduciary capacity with respect to the Plan.

                 (g) Any action taken or omitted by any fiduciary with respect to the Plan, including any decision, interpretation, claim denial or review on appeal, shall be conclusive and binding on all interested parties and shall be subject to judicial modification or reversal only to the extent it is determined by a court of competent jurisdiction that such action or omission was arbitrary and capricious and contrary to the terms of the Plan.

                                  ARTICLE XVI

                  AMENDMENT, TERMINATION AND TAX QUALIFICATION

                 SECTION 16.1 AMENDMENT AND TERMINATION BY U.S.B. HOLDING
                              CO., INC.

                 The Employer expects to continue the Plan indefinitely, but specifically reserves the right, in its sole discretion, at any time, by appropriate action of the Board, to amend, in whole or in part, any or all of the provisions of the Plan and to terminate the Plan at any time. Subject to the provisions of section 16.2, no such amendment or termination shall permit any part of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants, Former Participants, Beneficiaries or other persons entitled to benefits, and no such amendment or termination shall reduce the accrued benefit of any Participant, Former Participant, Beneficiary or other person who may be entitled to benefits, without his consent. In the event of a termination or partial termination of the Plan, or in the event of a complete discontinuance of the Employer's contributions to the Plan, the Accounts of each affected person shall forthwith become nonforfeitable and shall be payable in accordance with the provisions of Article XIV.

                 SECTION 16.2 AMENDMENT OR TERMINATION OTHER THAN BY
                              U.S.B. HOLDING Co. Inc.

                 In the event that a corporation or trade or business other than U.S.B. Holding Co., Inc. shall adopt this Plan, such corporation or trade or business shall, by adopting the Plan empower U.S.B. Holding Co., Inc. to amend or terminate the Plan, insofar as it shall cover employees of such corporation or trade or business, upon the terms and conditions set forth in section 16.1; provided, however, that any such corporation or trade or business may, by action of its board of directors or other governing body, amend or terminate the Plan, insofar as it shall cover employees of such corporation or trade or business, at different times and in a different manner. In the event of any such amendment or termination by action of the board of directors or other governing body of such a corporation or trade or business, a separate plan shall be deemed to have been established for the employees of such corporation or trade or business, and the assets of such plan shall be segregated from the assets of this Plan at the earliest practicable date and shall be dealt with in accordance with the documents governing such separate plan.

                 SECTION 16.3 CONFORMITY TO INTERNAL REVENUE CODE

                 The Employer has established the Plan with the intent that the Plan and Trust will at all times be qualified under section 401(a) and exempt under section 501(a) of the Code an with the intent that contributions under the Plan will be allowed as deductions in computing the net income of the Employer for federal income tax purposes, and the provisions of the Plan and Trust Agreement shall be construed to effectuate such intentions. Accordingly, notwithstanding anything to the contrary hereinbefore provided, the Plan and the Trust Agreement may be amended at any time without prior notice to Participants, Former Participants, Beneficiaries or any other persons entitled to benefits, if such amendment is deemed by the Board to be necessary or appropriate to effectuate such intent.

                 SECTION 16.4 CONTINGENT NATURE OF CONTRIBUTIONS.

                 (a) All contributions to the Plan are conditioned upon the issuance by the Internal Revenue Service of a determination that the Plan and Trust are qualified under section 401(a) of the Code and exempt under section 501(a) of the Code. If the Employer applies to the Internal Revenue Service for such a determination within 90 days after the date on which it files its federal income tax return for its taxable year that includes the last day of the Plan Year in which the Plan is adopted, and if the Internal Revenue Service issues a determination that the Plan and Trust are not so qualified or exempt, all contributions made by the Employer prior to the date of receipt of such a determination may, at the election of the Employer, be returned to the Employer within one year after the date of such determination.

                 (b) All contributions to the Plan are made upon the condition that such contributions will be allowed as a deduction in computing the net income of the Employer for federal income tax purposes. To the extent that any such deduction is disallowed, the amount disallowed may, at the election of the Employer, be returned to the Employer within one year after the deduction is disallowed.

                 (c) Any contribution to the Plan made by the Employer as a result of a mistake of fact may, at the election of the Employer, be returned to the Employer within one year after such contribution is made.

                                  ARTICLE XVII

                     SPECIAL RULES FOR TOP HEAVY PLAN YEARS

                 SECTION 17.1 IN GENERAL.

                 As of the Determination Date for each Plan Year, the Committee shall determine whether the Plan is a Top Heavy Plan in accordance with the provisions of this Article XVII. If, as of such Determination Date, the Plan is a Top Heavy Plan, then the Plan Year immediately following such Determination Date shall be a Top Heavy Plan Year and the special provisions of this Article XVII shall be in effect; provided, however, that if, as of the Determination Date for the Plan Year in which the Effective Date occurs, the Plan is a Top Heavy Plan, such Plan Year shall be a Top Heavy Plan Year, and the provisions of this Article XVII shall be given retroactive effect for such Plan Year.

                 SECTION 17.2 DEFINITION OF TOP HEAVY PLAN.

                 (a) Subject to section 17.2(c), the Plan is a Top Heavy Plan if, as of a Determination Date: (i) it is not a member of a Required Aggregation Group, and (ii)(A) the sum of the Cumulative Accrued Benefits of all Key Employees exceeds 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and other former Employees who have not performed any services for the Employer or any Affiliated Employer during the immediately preceding five Plan Years), and their Beneficiaries.

                 (b) Subject to section 17.2(c), the Plan is a Top Heavy Plan if, as of a Determination Date: (i) the Plan is a member of a Required Aggregation Group, and (ii)(A) the sum of the Cumulative Accrued Benefits of all Key Employees under all plans that are members of the Required Aggregation Group exceeds 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and other former Employees who have not performed any services for the Employer or any Affiliated Employer during the immediately preceding five Plan Years), and their Beneficiaries under all plans that are members of the Required Aggregation Group.

                 (c) Notwithstanding sections 17.2(a) and 17.2(b), the Plan is not a Top Heavy Plan if, as of a Determination Date: (i) the Plan is a member of a Permissible Aggregation Group, and (ii)(A) the sum of the Cumulative Accrued Benefits of all Key Employees under all plans that are members of the Permissible Aggregation Group does not exceed 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and other former Employees who have not performed any services for the Employer or any Affiliated Employer during the immediately preceding five Plan Years), and their Beneficiaries under all plans that are members of the Permissible Aggregation Group.

                 SECTION 17.3 DETERMINATION DATE.

                 The Determination Date for the Plan Year in which the Effective Date occurs shall be the last day of such Plan Year, and the Determination Date for each Plan Year beginning after the Plan Year in which the Effective Date occurs shall be the last day of the preceding Plan Year. The Determination Date for any other qualified plan maintained by the Employer for a plan year shall be the last day of the preceding plan year of each such plan, except that in the case of the first plan year of such plan, it shall be the last day of such first plan year.

                 SECTION 17.4 CUMULATIVE ACCRUED BENEFITS.

                 (a) An individual's Cumulative Accrued Benefits under this Plan as of a Determination Date are equal to the sum of:

                        (i) the balance credited to such individual's Account
                 under this Plan as of the most recent Valuation Date preceding the Determination Date;

                        (ii) the amount of any ESOP Contributions or Loan
                 Repayment Contributions made after such Valuation Date but on or before the Determination Date; and

                        (iii) the amount of any distributions of such
                 individual's Cumulative Accrued Benefits under the Plan during the five year period ending on the Determination Date.

For purposes of this section 17.4(a), the computation of an individual's Cumulative Accrued Benefits, and the extent to which distributions, rollovers and transfers are taken into account, will be made in accordance with section 416 of the Code and the regulations thereunder.

                 (b) For purposes of this Plan, the term "Cumulative Accrued Benefits" with respect to any other qualified plan shall mean the cumulative accrued benefits determined for purposes of section 416 of the Code under the provisions of such plans.

                 (c) For purposes of determining the top heavy status of a Required Aggregation Group or a Permissible Aggregation Group, the Cumulative Accrued Benefits under this Plan and the Cumulative Accrued Benefits under any other plan shall be determined as of the Determination Date that falls within the same calendar year as the Determination Dates for all other members of such Required Aggregation Group or Permissible Aggregation Group.

                 SECTION 17.5 KEY EMPLOYEES.

                 (a) For purposes of the Plan, the term Key Employee means any employee or former employee of the Employer or any Affiliated Employer who is at any time during the current Plan Year or was at any time during the immediately preceding four Plan Years:

                        (i) a Five Percent Owner;

                        (ii) a person who would be described in section 1.31 if
                 the number 1% were substituted for the number "5%" in section
                 1.31 and who has an annual Total Compensation from the Employer and any Affiliated Employer of more than $150,000;

                        (iii) an Officer of the Employer or any Affiliated
                 Employer who has an annual Total Compensation greater than 50% of the amount in effect under section 415(b)(1)(A) of the Code for any such Plan Year; or

                        (iv) one of the ten persons owning the largest interests
                 in the Employer and having an annual Total Compensation from the Employer or any Affiliated Employer in excess of the dollar limitation in effect under section 415(c)(1)(A) of the Code for such Plan Year.

                 (b) For purposes of section 17.5(a):

                        (i) for purposes of section 17.5(a)(iii), in the event
                 the Employer or any Affiliated Employer has more officers than are considered Officers, the term Key Employee shall mean those officers, up to the maximum number, with the highest annual compensation in any one of the five consecutive Plan Years ending on the Determination Date; and

                        (ii) for purposes of section 17.5(a)(iv), if two or more
                 persons have equal ownership interests in the Employer, each such person shall be considered as having a larger ownership interest than any such person with a lower annual compensation from the Employer or any Affiliated Employer.

                 (c) For purposes of section 17.5(a): (i) a person's compensation from Affiliated Employers shall be aggregated, but his ownership interests in Affiliated Employers shall not be aggregated;
         (ii) an employee shall only be deemed to be an officer if he has the power and responsibility of a person who is an officer within the meaning of section 416 of the Code; and (iii) the term Key Employee shall also include the Beneficiary of a deceased Key Employee.

                 SECTION 17.6 REQUIRED AGGREGATION GROUP.

                 For purposes of this Article XVII a Required Aggregation Group shall consist of (a) this Plan; (b) any other qualified plans maintained by the Employer and any Affiliated Employers that cover Key Employees (including any such qualified plans that were terminated during the five-year period ending on the Determination Date); and (c) any other qualified plans that are required to be aggregated for purposes of satisfying the requirements of sections 401(a)(4) or 410(b) of the Code (including any such qualified plans that were terminated during the five-year period ending on the Determination Date).

                 SECTION 17.7 PERMISSIBLE AGGREGATION GROUP.

                 For purposes of this Article XVII, a Permissible Aggregation Group shall consist of (a) the Required Aggregation Group and (b) any other qualified plans maintained by the Employer and any Affiliated Employers; provided, however, that the Permissible Aggregation Group must satisfy the requirements of sections 401(a)(4) and 410(b) of the Code.

                 SECTION 17.8 SPECIAL REQUIREMENTS DURING TOP HEAVY PLAN YEARS.

                 (a) Notwithstanding any other provision of the Plan to the contrary, for each Top Heavy Plan Year, in the case of a Participant (other than a Key Employee) on the last day of such Top Heavy Plan Year who is not also a participant in another qualified plan which satisfies the minimum contribution and benefit requirements of section 416 of the Code with respect to such Participant, the sum of the employer contributions made with respect to such Participant, when expressed as a percentage of his Total Compensation for such Top Heavy Plan Year, shall not be less than 3% of such Participant's Total Compensation for such Top Heavy Plan Year or, if less, the highest combined rate, expressed as a percentage of Total Compensation at which employer contributions were made on behalf of a Key Employee for such Top Heavy Plan Year. The Employer shall make an additional contribution to the Account of each Participant to the extent necessary to satisfy the foregoing requirement.

                 (b) For any Top Heavy Plan Year beginning before January 1, 2000, the number "1.0" shall be substituted for the number "1.25" in sections 8.2(c)(iii) and 8.2(c)(iv), except that:

                        (i) this section 17.8(b) shall not apply to any
                 individual for a Top Heavy Plan Year that is not a Super Top Heavy Plan Year if the requirements of section 16.8(a) would be satisfied for such Super Top Heavy Plan Year if the number
                 "4%" were substituted for the number 3% in section 16.8(a);
                 and

                        (ii) this section 17.8(b) shall not apply to an
                 individual for a Top Heavy Plan Year if, during such Top Heavy Plan Year, there are no ESOP Contributions or Loan Repayment Contributions allocated to such individual under this Plan, there are no contributions under any other qualified defined contribution plan maintained by the Employer, and there are no accruals for such individual under any qualified defined benefit plan maintained by the Employer.

For purposes of this section 17.8(b), the term Super Top Heavy Plan Year means a Top Heavy Plan Year in which the Plan would meet the definitional requirements of sections 17.2(a) or 17.2(b) if the term "90%" were substituted for the term "60%" in sections 17.2(a), 17.2(b) and 17.2(c).

                                 ARTICLE XVIII

                            MISCELLANEOUS PROVISION

                 SECTION 18.1 GOVERNING LAW.

                 The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law.

                 SECTION 18.2 NO RIGHT TO CONTINUED EMPLOYMENT.

                 Neither the establishment of the Plan, nor any provisions of the Plan or of the Trust Agreement establishing the Trust Fund nor any action of the Committee, the Committee or the Trustee, shall be held or construed to confer upon any Employee any right to a continuation of employment by the Employer. The Employer reserves the right to dismiss any Employee or otherwise deal with any Employee to the same extent as though the Plan had not been adopted.

                 SECTION 18.3 CONSTRUCTION OF LANGUAGE.

                 Wherever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine and the neuter. Any reference to an Article or section number shall refer to an Article or section of the Plan, unless otherwise indicated.

                 SECTION 18.4 HEADINGS.

                 The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

                 SECTION 18.5 MERGER WITH OTHER PLANS.

                 The Plan shall not be merged or consolidated with, nor transfer its asset or liabilities to, any other plan unless each Participant, Former Participant, Beneficiary and other person entitled to benefits, would (if that plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer.

                 SECTION 18.6 NON-ALIENATION OF BENEFITS.

                 (a) Except as provided in section 18.6(b) and (c), the right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities or torts. Should any Participant, Former Participant or other person attempt to anticipate, alienate or assign his interest in or right to a benefit, or should any person claiming against him seek to subject such interest or right to legal or equitable process, all the interest or right of such Participant or Former Participant or other person entitled to benefits in the Plan shall cease, and in that event such interest or right shall be held or applied, at the direction of the Committee, for or to the benefit of such Participant or Former Participant, or other person or his spouse, children or other dependents in such manner and in such proportions as the Committee may deem proper.

                 (b) This section 18.6 shall not prohibit the Committee from recognizing a Domestic Relations Order that is determined to be a Qualified Domestic Relations Order in accordance with section 18.7.

                 (c) Notwithstanding anything in the Plan to the contrary, a Participant's, Former Participant's or Beneficiary's Accounts under the Plan may be offset by any amount such Participant, Former Participant or Beneficiary is required or ordered to pay to the Plan if:

                        (i) the order or requirement to pay arises: (A) under a
                 judgment issued on or after August 5, 1997 of conviction for a crime involving the Plan, (B) under a civil judgment (including a consent order or decree) entered by a court on or after August 5, 1997 in an action brought in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA; or (C) pursuant to a settlement agreement entered into on or after August 5, 1997 between the Participant, Former Participant or Beneficiary and one or both of the United States Department of Labor and the Pension Benefit Guaranty Corporation in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA by a fiduciary or any other person; and

                        (ii) the judgment, order, decree or settlement agreement
                 expressly provides for the offset of all or part of the amount ordered or required to be paid to the Plan against the Participant's, Former Participant's or Beneficiary's benefits under the Plan.

                 SECTION 18.7 PROCEDURES INVOLVING DOMESTIC RELATIONS ORDERS.

                 Upon receiving a Domestic Relations Order, the Committee shall segregate in a separate account or in an escrow account or separately account for the amounts payable to any person pursuant to such Domestic Relations Order, pending a determination whether such Domestic Relations Order constitutes a Qualified Domestic Relations Order, and shall give notice of the receipt of the Domestic Relations Order to the Participant or Former Participant and each other person affected thereby. If, within 18 months after receipt of such Domestic Relations Order, the Committee, a court of competent jurisdiction or another appropriate authority determines that such Domestic Relations Order constitutes a Qualified Domestic Relations Order, the Committee shall direct the Trustee to pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto under the Qualified Domestic Relations Order. If it is determined that the Domestic Relations Order is not a Qualified Domestic Relations Order or if no determination is made within the prescribed 18-month period, the segregated amounts shall be distributed as though the Domestic Relations Order had not been received, and any later determination that such Domestic Relations Order constitutes a Qualified Domestic Relations Order shall be applied only with respect to benefits that remain undistributed on the date of such determination. The Committee shall be authorized to establish such reasonable administrative procedures as he deems necessary or appropriate to administer this section 18.7. This section 18.7 shall be construed and administered so as to comply with the requirements of section 401(a)(13) of the Code.

                 SECTION 18.8 LEASED EMPLOYEES.

                 (a) Subject to section 18.8(b), a leased employee shall be treated as an Employee for purposes of the Plan. For purposes of this section 18.8, the term "leased employee" means any person (i) who would not, but for the application of this section 18.8, be an Employee and
         (ii) who pursuant to an agreement between the Employer and any other person ("leasing organization") has performed for the Employer (or for the Employer and related persons determined in accordance with section 414(n)(6) of the Code), on a substantially full-time basis for a period of at least one year; (i) prior to January 1, 1997, services of a type historically performed by employees in the business field of the Employer; and (ii) after December 31, 1996, services under the primary direction or control of the Employer.

                 (b) For purposes of the Plan:

                        (i) contributions or benefits provided to the leased
                 employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer; and

                        (ii) section 18.8(a) shall not apply to a leased
                 employee if:

                               (A) the number of leased employees performing
                        services for the Employer does not exceed 20% of the number of the Employer's Employees who are not Highly Compensated Employees; and

                               (B) such leased employee is covered by a money
                        purchase pension plan providing (I) a nonintegrated contribution rate of at least 10% of the leased employee's compensation; (II) immediate participation; (III full and immediate vesting; and IV coverage for all of the employees of the leasing organization (other than employees who perform substantially all of their services for the leasing organization).

                 SECTION 18.9 MERGER WITH EMPLOYEE STOCK OWNERSHIP PLAN OF
                              TAPPAN ZEE FINANCIAL, INC. AND CERTAIN AFFILIATES.

                 (A) MERGER OF PLANS. Effective at midnight on September 30, 1999 ("Merger Effective Time"), the Employee Stock Ownership Plan of Tappan Zee Financial, Inc. and Certain Affiliates ("Tappan Zee ESOP") is hereby merged with and into the Plan, all of the assets of the

         Tappan Zee ESOP shall become assets of this Plan immediately after the Merger Effective Time, and the Trustees of this Plan shall succeed to all rights, powers, privileges, duties and discretions with respect to such assets.

                 (B) PARTICIPANT ACCOUNTS. Effective at the Merger Effective Time, a Tappan Zee ESOP Account shall be established for each person with an undistributed account balance under the Tappan Zee ESOP at such time. At the Merger Effective Time, each person's Tappan Zee ESOP Account shall be credited with the assets credited to his or her account under the Tappan Zee ESOP immediately prior to the Merger Effective Time. Each person's rights with respect to his or her Tappan Zee ESOP Account shall be governed by the provisions of this Plan applicable to balances credited to Employer Optional Contribution Accounts. Except for earnings and other appreciation attributable to balances credited to such Tappan Zee ESOP Accounts (including but not limited to earnings or appreciation attributable to the use of dividends on Company Stock held in a Tappan Zee ESOP Account to make payments on Acquisition Loans), no additions shall be made to any Tappan Zee ESOP Account after its establishment.

                 (C) ELIGIBILITY AND PARTICIPATION. A person who is a participant in the Tappan Zee ESOP immediately prior to the Merger Effective Time shall continue without interruption as a Participant in this Plan until such time as he or she ceases to satisfy the conditions of eligibility to participate in this Plan. For purposes of eligibility to participate in this Plan, a person's Credited Service under Section 13 shall be determined as if all of such person's hours of service with Tappan Zee Financial, Inc. and Tarrytowns Bank, FSB were Hours of Service under this Plan.

                 (D) VESTING. Each Participant's Tappan Zee ESOP Account shall be 100% vested. Each Participant's other Accounts under this Plan shall become vested according to the generally applicable vesting schedules set forth elsewhere in this Plan. For purposes of applying such vesting schedules, a Participant's years of Credited Service shall be equal to the sum of (i) the Participant's Period of Service under the Tappan Zee ESOP as of December 31, 1998, plus (ii) the greater of the additional Period of Service that the Participant would have earned under the Tappan Zee ESOP if it had remained in effect through December 31, 1999 or the Credited Service that would be earned under the provisions of this Plan for the period beginning January 1, 1999 and ending December 31, 1999, plus (iii) the additional Credited Service earned under the provisions of this Plan after December 31, 1999.

                 (E) INVESTMENT OF PARTICIPANTS' ZEE ESOP ACCOUNTS. Balances credited to Participants' Tappan Zee ESOP Accounts shall be invested in the same manner as balances credited to Employer Optional Contribution Accounts under the Plan. Participants shall have all of the same rights relating to voting, tender offers and dividends as apply to Employer Optional Contribution Accounts under the Plan.

                 (F) DISTRIBUTIONS. Balances credited to Participants' Tappan Zee ESOP Accounts shall be available at the same times, in the same manner and subject to the same terms and conditions applicable to distribution of balances credited to Employer Optional Contribution Accounts. In addition, a Participant may elect to have the balance credited to his or her Tappan Zee ESOP Account distributed in annual installments over period not to exceed the lesser of ten years or the Participant's life expectancy when distributions begin.

                 (G) OUTSTANDING SECURITIES ACQUISITION LOANS. Any Share Acquisition Loans obtained and outstanding under the terms of the Tappan Zee ESOP, shall be treated as Acquisition Loans for purposes of the Plan, and any shares of Company Stock pledged as collateral for any such loans shall be treated as Financed Shares.

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



                 SECTION 18.10 STATUS AS AN EMPLOYEE STOCK OWNERSHIP PLAN.

                 It is intended that (a) the portion of the Plan consisting of Employer Optional Accounts and Tappan Zee ESOP Accounts constitute an "employee stock ownership plan," as defined in section 4975(e)(7) of the Code and section 407(d)(6) of ERISA and (b) all remaining portions of the Plan constitute a profit sharing plan. The Plan shall be construed and administered to give effect to such intent.

                 SECTION 18.11 EFFECT OF REINSTATEMENT.

                 Except as otherwise provided herein, the Plan described herein shall, effective as of January 1, 2001 amend and supersede all provisions of the Plan as in effect on December 31, 2000, except that the rights of persons who terminated employment or retired prior to January 1, 2001, shall be governed by the terms of the Plan in effect at the time of such termination or retirement.








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